UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No._____)

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☐    Definitive Proxy Statement
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☐    Soliciting Material under Sec. 240.14a-12

Red Mountain Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 16, 2013

To the Shareholders of Red Mountain Resources, Inc.:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Red Mountain Resources, Inc., a Florida corporation (the “Company”), will be held at the Company’s offices located at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201 on December 16, 2013, at 10:00 a.m., local time, for the following purposes:

(1)	To elect five directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

(2)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the attached proxy statement.

(3)	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

(4)
To grant the board of directors discretionary authority to amend the Company’s articles of incorporation to effect a reverse stock split of the Company’s outstanding common stock at a ratio ranging from one-for-five (1:5) to one-for-fifteen (1:15), together with the corresponding proportional reduction in the number of authorized shares of the Company’s common stock.

(5)
To approve a merger of the Company with and into its wholly-owned Texas subsidiary, Red Mountain Resources, Inc., to effectuate the change of the Company’s state of incorporation from Florida to Texas (“Merger”).

(6)	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

(7)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

If Proposal 5 above is approved and the Merger is consummated, holders of shares of the Company’s common stock will not be entitled to assert appraisal rights under the Florida Business Corporation Act if the Corporation meets certain criteria.  If the Corporation does not meet the criteria, holders of shares of the Company’s common stock will receive appraisal rights in strict compliance with Sections 607.1301 ─ 607.1333 of the Florida Business Corporation Act (“Appraisal Provisions”).  A copy of the Appraisal Provisions is attached as Annex E to the accompanying Proxy Statement.

The Company’s board of directors has fixed the close of business on October 25, 2013 as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

You are encouraged to attend the annual meeting.  Whether or not you expect to attend, we urge you to vote by proxy pursuant to the instructions set forth herein as soon as possible.  If you are the beneficial owner of shares held in street name in an account at a brokerage firm, bank or other nominee holder, you should follow the directions provided by that organization regarding how to instruct the organization to vote your shares. If your shares are held in street name and you wish to vote your shares in person at the annual meeting, you must obtain a valid legal proxy from your broker, bank or other nominee holder.

By Order of the Board of Directors

Alan W. Barksdale
Chairman of the Board

Dallas, Texas
November [●], 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 16, 2013:  This notice, the proxy statement, a proxy card and the Company’s annual report on Form 10-K for the fiscal year ended May 31, 2013 are available at the Company’s website at www.proxyvote.com.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
PROPOSAL 1 – ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATED PARTY TRANSACTIONS
PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 4 – GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
PROPOSAL 5 –REINCORPORATION OF THE COMPANY FROM FLORIDA TO TEXAS
PROPOSAL 6 – APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SOLICITATION OF PROXIES
SHAREHOLDERS SHARING AN ADDRESS
SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING
OTHER MATTERS

RED MOUNTAIN RESOURCES, INC.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201

PROXY STATEMENT
___________________________

This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Red Mountain Resources, Inc., a Florida corporation (the “Company,” “Red Mountain,” “we,” “us” or “our”), from the holders of outstanding shares of our common stock for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on December 16, 2013, at 10:00 a.m., local time, at the Company’s principal executive offices located at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201, and any adjournments or postponements thereof.

This proxy statement along with the accompanying notice of annual meeting, our annual report on Form 10-K for the fiscal year ended May 31, 2013 and a form of proxy card are being mailed on or about November [●], 2013 to shareholders of record on October 25, 2013 (the “Record Date”). We are bearing all costs of this solicitation.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

The following are some of the questions you, as a shareholder, may have about these proxy materials and answers to those questions. The following is not meant to be a substitute for the information contained in the remainder of this proxy statement, and the information contained below is qualified by the more detailed descriptions and explanations contained elsewhere in this proxy statement. We urge you to carefully read this entire proxy statement prior to making any decision on whether to grant, withhold or revoke any proxy.

Why am I receiving these proxy materials?

We have made these materials available to our shareholders of common stock of record on the Record Date in connection with the Board’s solicitation of proxies for use at the Annual Meeting to be held on December 16, 2013. Our records indicate that you were a shareholder of record of common stock on the Record Date.

What is included in the proxy materials?

These materials include:

•	This proxy statement along with the accompanying notice of annual meeting;

•	The Company’s annual report on Form 10-K for the fiscal year ended May 31, 2013, as filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2013; and

•	A proxy card with voting instructions for the Annual Meeting.

What items will be voted on at the Annual Meeting?

The following proposals will be presented for shareholder consideration and voting at the Annual Meeting:

(1)	To elect five directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

(2)	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

(3)	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.

(4)
To grant the board of directors discretionary authority to amend the Company’s articles of incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding common stock at a ratio ranging from one-for-five (“1:5”) to one-for-fifteen (“1:15”), together with the corresponding proportional reduction in the number of authorized shares of the Company’s common stock (the “Authorized Share Reduction”).

(5)
To approve a merger of the Company with and into its wholly-owned Texas subsidiary, Red Mountain Resources, Inc., to effectuate the change of the Company’s state of incorporation from Florida to Texas (the “Merger”).

(6)	To ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

(7)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

(1)	FOR the election of each nominee for director.

(2)
FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the compensation discussion and analysis, the accompanying compensation tables and the related narrative disclosure.

(3)	For the option of 3 YEARS for future advisory votes on executive compensation.

(4)	FOR granting the Board discretionary authority to amend our articles of incorporation to effect the Reverse Stock Split and Authorized Share Reduction.

(5)	FOR the approval of the Merger.

(6)	FOR the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our Board.  The persons named in the proxy have been designated as proxies by our Board.  If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our Board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of each nominee for director (Proposal 1); FOR the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the compensation discussion and analysis, the accompanying compensation tables and the related narrative disclosure (Proposal 2); for the option of 3 YEARS for future advisory votes on executive compensation (Proposal 3); FOR granting the Board discretionary authority to amend our articles of incorporation to effect the Reverse Stock Split and Authorized Share Reduction (Proposal 4); FOR the approval of the Merger (Proposal 5); and FOR the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 (Proposal 6).

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record of common stock at the close of business on the Record Date will be entitled to vote by proxy or attend and vote in person at the Annual Meeting and any postponements or adjournments thereof. As of the Record Date, we had issued and outstanding 134,013,103 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the Record Date.  Holders of our 10% Series A Cumulative Redeemable Preferred Stock (“Series A Preferred Stock”) are not entitled to vote at the Annual Meeting.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Some of our shareholders hold their shares in street name – that is, such shareholders hold their shares through an account at a brokerage firm, bank or other nominee holder, rather than holding shares in their own names. As summarized below, there are some differences in the voting procedures applicable to you if your shares are held in street name.

Shareholder of Record. If on the Record Date, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered a shareholder of record with respect to those shares, and we sent the proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by voting by proxy. Whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions set forth herein to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name. If on the Record Date, your shares were held in street name in an account at a brokerage firm, bank or other nominee holder, then you are considered the beneficial owner of the shares and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the organization on how to vote the shares held in your account. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

What is a broker non-vote?

Under applicable rules of national securities exchanges, brokers generally may, in the absence of instructions from the beneficial owner, vote shares held in street name as to any “routine” matter.  However, in the absence of instructions from the beneficial owners, brokers may not vote on any “non-routine” matters, which results in a “broker non-vote.”  Broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, but will not be treated as votes cast in favor of or against any of the proposals.

Your broker has discretionary authority to vote your shares with respect to the ratification of Hein & Associates LLP (Proposal 6).  All other proposals discussed in this proxy statement are considered “non-routine” matters.  Accordingly, if you do not give your broker, bank or other nominee holder any instructions on how to vote your shares, a “broker non-vote” will result for Proposals 1-5.

How do I vote?

If you are a shareholder of record, there are four ways to vote:

•	By Internet. You may vote by proxy via the Internet at the website address provided on the enclosed proxy card.

•	By telephone. You may vote by proxy by calling the toll-free number provided on the enclosed proxy card.

•	By mail. You may vote by proxy by filling out the enclosed proxy card and sending it back in the envelope provided.

•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. If you desire to vote in person at the Annual Meeting, please request a ballot when you arrive.

If you are a beneficial owner of shares held in street name, you should follow the directions provided by your broker, bank or other nominee holder regarding how to instruct such organization to vote your shares. If your shares are held in street name, you will not be able to vote in person at the Annual Meeting unless you obtain a valid legal proxy from such organization.

Can I change my vote after I have voted?

If you are a shareholder of record, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. Proxies may be revoked by:

•	delivering a written revocation of the proxy to the Company’s corporate secretary before the Annual Meeting at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201;

•	submitting a later-dated proxy by mail or by voting over the Internet or telephone; or

•	appearing at the Annual Meeting and voting in person.

Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. You must vote in person in order to revoke your proxy.

If you are a beneficial owner of shares held in street name, you may revoke your voting instructions only by following the directions received from your broker, bank or other nominee holder describing how to change your instructions.

What is a quorum?

A quorum is the minimum number of shares that must be present in order to transact business at the Annual Meeting.  A majority of the shares of our common stock entitled to vote, represented in person or by proxy, shall constitute a quorum.  Your stock will be counted towards the quorum if you submit a valid proxy (or, if you are the beneficial owner of shares held in street name, a valid proxy is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will also be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are required to adopt the Annual Meeting proposals?

If a quorum is present at the meeting as determined in the manner explained above, then the required votes for each proposal are as follows:

•
For Proposal 1, directors are elected by a plurality of the votes cast by the shares entitled to vote on the election of directors at the Annual Meeting.  There are no cumulative voting rights.  For purposes of the election of directors, abstentions and broker non-votes, if any, will not count as votes in favor of any nominee.

•
Proposals 2 and 3 are advisory votes, the results of which will be taken into account by the Company and the Board but will not be binding on the Company. Proposal 2 will be approved, on an advisory basis, if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal.  For Proposal 3, the number of years (1, 2 or 3) that receives the highest number of votes will be the non-binding selection of the shareholders.  Broker non-votes and abstentions, if any, will not count as votes cast in favor of or against such matters and accordingly, will have no effect on the outcome of the vote.

•
Proposals 4 and 6 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal.  Broker non-votes and abstentions, if any, will not count as votes cast in favor of or against such matters and accordingly, will have no effect on the outcome of the vote.

•
Proposal 5 will be approved if a majority of all of our outstanding shares of common stock affirmatively votes in favor of the proposal.  Abstentions and broker non-votes will have the same effect as a vote against the Merger proposal.

What if I oppose any of the proposals presented at the Annual Meeting? Do I have appraisal rights available?

Under Florida law, appraisal rights are not available to shareholders if, as of the Record Date, the Company has at least 2,000 beneficial and record shareholders and the outstanding shares of such class have a market value of at least $10 million, excluding shares held by senior executives, directors and 10% shareholders.  If the Company does not meet these criteria, shareholders of our common stock will have appraisal rights under Florida law for Proposal 5 (the Merger).  If Proposal 5 is approved and the Merger is consummated, and appraisal rights are available, holders of shares of the Company’s common stock will be entitled to assert appraisal rights under, and in strict compliance with, Sections 607.1301 ─ 607.1333 of the Florida Business Corporation Act (“Appraisal Provisions”).  A copy of the Appraisal Provisions is attached as Annex E to this proxy statement

The right of any shareholder to exercise any rights to appraisal is contingent upon the consummation of the corporate action for which such appraisal rights are being asserted and strict compliance with the Appraisal Provisions which require, among other things, that the shareholder give the Company notice of such shareholder’s intention to assert such appraisal rights at or prior to the Annual Meeting and he or she must not vote his or her respective shares in favor of the corporate action for which he or she is asserting such appraisal rights.   For a summary of the requirements of the Appraisal Provisions, see “Proposal 5 Reincorporation of the Company from Florida to Texas—Statutory Right of Appraisal under Florida Law.”

How can I attend the Annual Meeting?

Only shareholders of record of common stock at the close of business on the Record Date, their proxy holders and our invited guests may attend the Annual Meeting and any adjournments or postponements thereof. If you plan to attend, please mark the appropriate box on your proxy card and return it to us promptly. In order to be admitted to the Annual Meeting, please bring identification and, if you hold shares in street name, your bank or broker statement showing your beneficial ownership of our common stock on the Record Date. If your shares are held in street name and you wish to vote your shares in person at the Annual Meeting, you must obtain a valid legal proxy from your bank, broker or other nominee holder.

Who is bearing the costs of this proxy solicitation?

The Company will bear the costs of soliciting proxies from its shareholders. Directors, officers and other employees of the Company, not specifically employed for this purpose, may solicit proxies, without additional remuneration therefore, by personal interview, mail, telephone or other means of communication. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock that are held of record by such brokers and fiduciaries and will reimburse such persons for their reasonable out-of-pocket expenses.  We also intend to retain a proxy solicitation firm to assist us in the solicitation of proxies.  If we retain a proxy solicitation firm, we will name them in our definitive proxy materials.  We anticipate that the costs associated with retaining such a firm will not exceed $15,000.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting in a current report on Form 8-K within four business days after the Annual Meeting.

Who should I call if I have questions about the solicitation?

If you have questions about the Annual Meeting, including questions about the procedures for voting your shares, you should contact:

Red Mountain Resources, Inc.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention: Stephen Evans, Corporate Secretary
Telephone: (214) 871-0400

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is comprised of five directors.  Pursuant to our bylaws, our directors serve for one year terms and are subject to annual election by the shareholders.  Each director elected at an annual meeting of shareholders holds office until the next annual meeting and until a successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

The Board has nominated Alan W. Barksdale, David M. Heikkinen, Paul N. Vassilakos, Richard Y. Roberts and Randell K. Ford for election at the Annual Meeting. Each of the nominees is currently a member of the Board.  The Board expects that each nominee will be able to stand for election and serve on the Board, but should any nominee become unable to serve, or for good cause will not serve, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute candidate nominated by the Board.

Each of the director nominees has provided the Company with the benefit of his experience and service since his appointment to the Board.  We believe that the combination of the various qualifications, skills and experiences of our directors contribute to the effectiveness and orderly functioning of our Board and that, individually and as a whole, our directors possess the necessary qualifications to provide effective oversight of our business and quality advice to our management.  For more information about the unique qualifications and experience of each nominee, please see the subsection entitled “—Directors and Director Nominees.”

Vote Required

Directors are elected by a plurality of the votes cast by the shares entitled to vote on the election of directors at the Annual Meeting.  Broker-non votes and abstentions will not count as votes in favor of or against any nominee and will have no effect on the vote total for the proposal.

Directors and Director Nominees

The following sets forth information about the Company’s directors and director nominees as of October 24, 2013:

Name	Age	Position
Alan W. Barksdale	36	President, Chief Executive Officer and Chairman of the Board of Directors
Randell K. Ford	64	Director
David M. Heikkinen	42	Director
Richard Y. Roberts	62	Director
Paul N. Vassilakos	37	Director

Alan W. Barksdale has been our President, Chief Executive Officer and a director since June 2011 and served as our Interim Acting Chief Financial Officer from June 2011 to August 2011. Mr. Barksdale has also served as President of Black Rock Capital, Inc., our wholly owned subsidiary (“Black Rock”), since its inception. Mr. Barksdale has also been the owner and president of The StoneStreet Group, Inc. (“StoneStreet”) and president and manager of StoneStreet Operating Company, LLC (“StoneStreet Operating”), advisory and management services and merchant banking firms, since 2008. Mr. Barksdale has also been the president of AWB Enterprises, Inc., a holding company that owns a percentage of StoneStreet, since November 2011. From January 2004 to April 2010, Mr. Barksdale served as a director in the Capital Markets Group of Crews & Associates, an investment banking firm. From August 2003 to October 2003, Mr. Barksdale served as an investment banker at Stephens Inc., an investment banking firm. From 2002 to 2003, Mr. Barksdale was an investment banker at Crews & Associates. Mr. Barksdale has served as the Non-Executive Chairman of the Board for Cross Border Resources, Inc. (“Cross Border”), an oil and gas exploration company and majority owned subsidiary of the Company, since May 2012. We believe that Mr. Barksdale’s experience in operating, managing, financing and investing in more than 100 wells in Louisiana, New Mexico and Texas, combined with his over ten years of capital markets experience and contacts and relationships, provides our Board of Directors with management and operational direction.

In 2004, the National Association of Securities Dealers, Inc. (“NASD”) alleged that Mr. Barksdale solicited an attorney to make contributions to officials of an issuer with which Stephens Inc. was engaging in municipal securities business when Mr. Barksdale was employed as an investment banker at Stephens Inc. Without admitting or denying the allegations, Mr. Barksdale entered into an acceptance, waiver and consent decree that provided for a 30-day suspension from associating with any NASD member and a $5,000 fine.

Randell K. Ford has been a director since November 2011. Mr. Ford has worked in the oil and gas industry for over 40 years. Since 1993, Mr. Ford has been the President of R. K. Ford and Associates, Inc., a consulting firm based in the Permian Basin in Midland, Texas that specializes in drilling, engineering and completion of oil and gas wells. Currently, Mr. Ford is a partner in Western Drilling Inc., an onshore drilling services company. While serving as President, Division Drilling Engineer, Principal and various other oilfield service positions, Mr. Ford has drilled, managed, consulted or invested in over 4,000 wells located domestically in 18 states and internationally in 12 countries.  Mr. Ford has also served on the Board of Directors of Cross Border since May 2012.  Our Board of Directors benefits from Mr. Ford’s operational expertise, stemming from his over 40 years of experience in the oil and natural gas industry.

David M. Heikkinen has been a director since April 2013. Mr. Heikkinen has served as the Chief Executive Officer of Heikkinen Energy Advisors, LLC, an institutional equity research and investment advisory firm, since he founded it in July 2012. From December 2005 to February 2012, Mr. Heikkinen served as Head of Exploration and Production Research for Tudor, Pickering, Holt & Co., an integrated energy investment and merchant bank, providing advice and services to institutional and corporate clients. From February 2000 to December 2005, Mr. Heikkinen served as the Exploration and Production Analyst for Capital One Southcoast, Inc., an energy investment banking boutique. From January 1994 to February 2000, Mr. Heikkinen held various engineering roles with Shell Offshore Inc. and Shell International Exploration and Production. We believe our Board of Directors benefits from Mr. Heikkinen’s extensive capital markets experience in the oil and gas industry.

Richard Y. Roberts has been a director since October 2011. Mr. Roberts co-founded a regulatory and legislative consulting firm, Roberts, Raheb & Gradler LLC, in March 2006. He was a partner with Thelen Reid & Priest LLP, a national law firm, from January 1997 to March 2006. From August 1995 to January 1997, Mr. Roberts was a consultant at Princeton Venture Research, Inc., a private consulting firm. From 1990 to 1995, Mr. Roberts was a commissioner of the SEC. Mr. Roberts is currently a director of Cullen Agricultural Holding Corp. (“CAH”). CAH is a development stage agricultural company which was formed in connection with the business combination between Triplecrown Acquisition Corp. and Cullen Agricultural Technologies, Inc. in October 2009. He was a director of (i) Nyfix, Inc. from September 2005 to December 2009, (ii) Endeavor Acquisition Corp. from July 2005 to December 2007, (iii) Victory Acquisition Corp. from January 2007 to April 2009 and (iv) Triplecrown Acquisition Corp. from June 2007 to October 2009. Mr. Roberts’ experience at the SEC, and his experience as a director of other public companies, as well as his professional contacts and relationships, provides our Board of Directors with necessary insight into the requirements and needs of an emerging public company.

Paul N. Vassilakos has been a director since October 2011. Mr. Vassilakos also previously served as our interim President and Chief Executive Officer from February 2011 to March 2011. From November 2011 through February 2012, Mr. Vassilakos served as Chief Executive Officer, Chief Financial Officer and director of Soton Holdings Group, Inc., a publicly held company now known as Rio Bravo Oil, Inc. Mr. Vassilakos has been the assistant treasurer of CAH since October 2009. In July 2007, Mr. Vassilakos founded Petrina Advisors, Inc., a privately held advisory firm providing investment banking services, and has served as its president since its formation. Mr. Vassilakos also founded and, since December 2006, serves as the vice president of Petrina Properties Ltd., a privately held real estate holding company. From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. Mr. Vassilakos has also served on the Board of Directors of Cross Border since May 2012. Mr. Vassilakos brings extensive public company and capital markets experience, as well as his professional contacts and experience, to our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR NOMINEE
FOR ELECTION TO THE BOARD OF DIRECTORS.

Director Independence

The standards relied upon the Board in determining whether a director is “independent” are those set forth in the rules of the NYSE MKT LLC (formerly, NYSE Amex). The NYSE MKT LLC generally defines “independent directors” as a person other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these standards, our Board of Directors has determined that Messrs. Heikkinen, Roberts and Vassilakos are our independent directors.

Board Committees

We do not have separate standing audit, nomination or compensation committees as we are not required to have such committees at this time. Our Board of Directors performs the functions of our audit, nominating and compensation committees.

Audit Committee Functions

Our independent directors, performing the functions of our audit committee, do not have an audit committee charter. Our Board has not determined that we have an “audit committee financial expert,” as defined in SEC rules, serving on the Board. However, the Board believes that our independent directors have sufficient knowledge in financial and auditing matters to perform the functions of an audit committee. The Board accordingly does not believe it is necessary at this time to recruit a new director in order to name an audit committee financial expert.

Nominating Committee Functions

In the absence of a designated nominating committee, each of our independent directors participates in the consideration of director nominees. In the Board’s view, a standing nominating committee is not necessary since, given the Board’s current size and composition, our independent directors are capable of performing the same functions as necessary.

We will consider candidates for Board membership suggested by the Board members, as well as management and shareholders. We consider, among many factors, leadership experience, financial and accounting expertise, industry expertise and strategic planning expertise in choosing Board members. We also examine the skills, diversity, backgrounds and experience of director nominees. In evaluating and determining whether to recommend a person as a candidate for election as a director, the Board considers the following specific qualifications: relevant management and/or industry experience; high personal and professional ethics; integrity and values; a commitment to representing the long-term interests of our shareholders; independence; and an ability and willingness to devote sufficient time to carrying out their duties and responsibilities as directors.

Compensation Committee Functions

In the absence of a designated compensation committee, our Board of Directors participates in the determination of executive and director compensation. In the Board’s view, a standing compensation committee is not necessary because our independent directors are willing and able to perform the same functions as necessary.

Our policies with respect to the compensation of our executive officers are administered by our Board in consultation with our independent directors. Our compensation policies are intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value.

The Board anticipates that performance-based and equity-based compensation will be an important foundation in future executive compensation packages as we believe it is important to maintain a strong link between executive incentives and the creation of shareholder value. We believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing shareholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Board and Committee Meetings

The Board met ten times during the fiscal year ended May 31, 2013. During fiscal 2013, each director attended 75% or more of the aggregate number of meetings held by the Board.  The Board’s independent directors did not meet separately from the Board meetings that were held during the fiscal year ended May 31, 2013, but performed the necessary functions as audit, nominating and compensation committees during these meetings as necessary.

We do not have a formal policy respecting attendance by our Board of Directors of annual meetings of the shareholders. However, we attempt to schedule our annual meetings so that all of our directors can attend and encourage them to do so. All of the then current members of the Board attended the Company’s 2012 Annual Meeting of Shareholders.

Board Leadership Structure and Role in Risk Oversight

Mr. Barksdale serves both as our Chief Executive Officer and Chairman of the Board. At this time, our Board believes that the Company is best served by having one person serve as both chief executive officer and the chairman because this structure provides unified leadership and direction. Given Mr. Barksdale’s extensive experience in operating, managing, financing and investing in oil and natural gas wells and his capital markets experience, Mr. Barksdale is uniquely situated to provide day-to-day operational guidance, as well as broader strategic and management direction for the Company. His knowledge of the Company’s daily operations as Chief Executive Officer ensures that key business issues are brought to the Board’s attention and prioritized as appropriate for the Company’s success. Our Board has not appointed a lead independent director.

Our Board’s role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operational, financial, legal and regulatory and strategic and reputational risks. In connection with its review of the operations of our business and corporate functions, our Board considers and addresses the primary risks associated with those functions. Our Board regularly engages in discussions of the most significant risks that we are facing and how we manage these risks.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our directors, officers, and employees. A copy of our code of ethics is available on our website at www.redmountainresources.com/investor-information under the “Governance” heading. We intend to post any amendments to, or waivers from, our code of ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer on our website at www.redmountainresources.com/investor-information.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC.  Based solely on our review of Forms 3, 4 and 5 furnished to us as required under the rules of the Exchange Act and representations to us from our executive officers and directors, we have no knowledge of any failure to report on a timely basis any transaction required to be disclosed under Section 16(a) during fiscal 2013.

Shareholder Board Nominee Recommendations and Other Board Communications

Shareholders and other interested parties may send written communications to the Board, or any of the individual directors, c/o Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201, attention: Corporate Secretary.  All communications will be compiled by our Corporate Secretary and submitted to the Board or the individual directors, as applicable, on a periodic basis.  The independent directors will consider all shareholder board nominee recommendations presented to them in writing provided that such nominee recommendations are received by the independent directors no later than the first day of the first quarter of the Company’s fiscal year for consideration for nomination by the independent directors at the following annual shareholders meeting.

Report of the Independent Directors Performing the Functions of the Audit Committee

Our independent directors, performing the functions of our audit committee, have:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with the independent auditors of the Company the matters requiring discussion by Statement on Auditing Standards (SAS) No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●	Received and reviewed written disclosures and letters from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board, regarding the independent auditor’s communications with the Board concerning independence, and discussions with the auditors regarding their independence.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the independent directors recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report Form 10-K for the fiscal year ended May 31, 2013, for filing with the Securities and Exchange Commission.

Independent Directors Performing the Functions of the Audit Committee:
Richard Y. Roberts David M. Heikkinen Paul N. Vassilakos

Executive Officers

The Company’s executive officers are appointed by the Board of Directors and hold office until their successors are chosen and qualify. The following table and text sets forth certain information with respect to the Company’s executive officers as of October 24, 2013, other than Mr. Barksdale, whose information is set forth above under “Director Nominees”:

Name	Age	Position
Michael R. Uffman	37	Chief Financial Officer
Hilda D. Kouvelis	50	Chief Accounting Officer and Executive Vice President
Tommy W. Folsom	59	Executive Vice President and Director of Exploration and Production of RMR Operating, LLC

Michael R. Uffman has served as our Chief Financial Officer since November 2012. His extensive investment banking background includes years of experience advising companies on equity and debt capital markets, investor relations, and assisting in the acquisition and divestiture of assets, all in the exploration and production space. Throughout his career, Mr. Uffman has assisted clients raise more than $5 billion in the energy space. From January 2012 until December 2012, Mr. Uffman served as a Managing Director of Global Hunter Securities, LLC, a full service, natural resource focused investment banking firm. From July 2010 to December 2011, Mr. Uffman served as Director of Oil and Gas Business Development for Louisiana Economic Development, which is responsible for strengthening Louisiana's business environment and creating a more vibrant economy in the state. From May 2007 to June 2010, Mr. Uffman served as Director of Energy Investment Banking for Dahlman Rose & Company, a research-driven investment bank focused internationally on the commodity supply chain. From 2002 to 2007, Mr. Uffman served as Vice President of Energy Investment Banking at Capital One Southcoast, Inc., an energy investment banking boutique. From 2000 to 2002, Mr. Uffman served in External Audit at KPMG, LLP.

Hilda D. Kouvelis has served as our Chief Accounting Officer since February 2012 and was appointed Executive Vice President in July 2012. Ms. Kouvelis has more than 25 years of industry accounting and finance experience. From January 2005 until June 2011, she was employed with TransAtlantic Petroleum Ltd., an international oil and natural gas company engaged in the acquisition, exploration, development and production of oil and natural gas, serving as its Chief Financial Officer from January 2007 until April 2011 and as its Vice President from May 2007 to April 2011. She also served as its controller from January 2005 to January 2007. Prior to joining TransAtlantic Petroleum, Ms. Kouvelis served as Controller for Ascent Energy, Inc. from 2001 to 2004 and as Financial Controller for the international operations at the headquarters of PetroFina, S.A. in Brussels, Belgium from 1998 through 2000.

Tommy W. Folsom has been Executive Vice President and Director of Exploration and Production of RMR Operating, LLC, our wholly owned subsidiary, since August 2012 and served as our Executive Vice President and Director of Exploration and Production from September 2011 to August 2012. Mr. Folsom is the founder of Enerstar Resources O & G, LLC ("Enerstar"), an oil company involved in the drilling, re-completion, re-entry and acquisition of properties and leases in the United States, and has served as its President since its formation in 1994. From 1996 to August 2011, Mr. Folsom served as the Operations Manager of Murchison Oil and Gas, Inc., a privately-held independent oil and gas company engaged in the acquisition, development and production of oil and gas resources in the United States.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

This section contains a discussion of the material elements of the Company’s executive compensation for fiscal 2013 for: (i) its President and Chief Executive Officer, Alan W. Barksdale, (ii) its Chief Financial Officer, Michael R. Uffman, and (iii) its two other executive officers as of May 31, 2013, Hilda D. Kouvelis and Tommy W. Folsom (collectively, the “named executive officers”).

Executive Compensation Overview

The Company’s Board of Directors determines executive compensation. The Board does not have a formal, annual compensation review process.  Rather, the Board makes compensation decisions on an as needed basis.  The Company’s President and Chief Executive Officer has significant influence on compensation decisions for the named executive officers, other than himself.

The Company’s executive compensation decisions are intended to attract, motivate and retain talented executives.  At this stage of the Company’s development, executive compensation is not tied to specific financial performance metrics and primarily consists of base salary.

The Board of Directors does not retain a compensation consultant nor prepare a benchmarking report in connection with base salary determinations.  Rather, the Board of Directors relies on its experience and business judgment to set base salaries at amounts that it believes are competitive for similarly situated executives in the industry.

Elements of Executive Compensation

Other than a guaranteed bonus awarded to Mr. Folsom, the Company’s fiscal 2013 compensation program consisted entirely of base salary.

Pursuant to Mr. Folsom’s employment agreement, he receives a minimum annual bonus of $250,000 per year, which he can elect to receive in cash, shares of common stock or stock options.  In August 2013, Mr. Folsom elected to receive $50,000 of his bonus in stock options.  The Company has not issued the stock options.  The Company expects to issue the stock options in fiscal 2014.  The Company did not change Mr. Folsom’s base salary in fiscal 2013.

Mr. Uffman was hired as the Company’s Chief Financial Officer as of November 30, 2012.  The Board set his base salary at $200,000 per year.

Ms. Kouvelis was hired as the Company’s Chief Accounting Officer as of February 7, 2012.  On July 25, 2012, the Board appointed Mrs. Kouvelis as Executive Vice President of the Company and its subsidiaries and, on July 27, 2012, her employment agreement was amended to increase to her base salary to $200,000 per year from $170,000 per year.

The Company did not change Mr. Barksdale’s base salary in fiscal 2013.

Other Benefits

The Company provides its named executive officers with customary, broad-based benefits that are provided to all of its employees.  The Company pay insurance premiums on behalf of each of its employees, including the named executive officers, for life insurance policies pursuant to which the employee is entitled to life insurance equal to one year’s salary.  The Company also provides its named executive officers with certain perquisites that are not a material element of their executive compensation.

Share Ownership

The Company has not adopted formal stock ownership guidelines for its named executive officers, but the Company believes that named executive officers owning shares helps align their interests with those of long-term shareholders. As of May 31, 2013, Mr. Barksdale beneficially owned approximately 8.7% of the Company’s common stock.

Shareholder Advisory Vote

The Company was a smaller reporting company in fiscal 2012.  As a result, the Company was not required to conduct an advisory vote on executive compensation in fiscal 2012 and did not voluntarily hold such a vote.  Therefore, the Company’s Board of Directors did not consider the result of such voting in determining executive compensation for fiscal 2013.

Compensation Committee Interlocks and Insider Participation

The Board of Directors is primarily responsible for overseeing the Company’s compensation and employee benefit plans and practices.  The Company does not have a compensation committee or other Board committee that performs equivalent functions.  During fiscal 2013, no officer or employee of the Company (other than its President and Chief Executive Officer who is also a director of the Company), nor any former officer of the Company (other than Mr. Vassilakos, the Company’s former interim President and Chief Executive Officer), participated in deliberations of the Company’s Board of Directors concerning executive compensation.

Compensation Committee Report on Executive Compensation

The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2013.

Alan W. Barksdale
Randell K. Ford
David M. Heikkinen
Richard Y. Roberts
Paul N. Vassilakos

 FISCAL 2013, 2012 AND 2011 SUMMARY COMPENSATION TABLE

On June 22, 2011, we changed our fiscal year end from January 31 to May 31. The following table sets forth information concerning compensation of our named executive officers for the period from February 1, 2011 to May 31, 2011 and the fiscal years ended May 31, 2012 and 2013.

 The named executive officers are: (i) our President and Chief Executive Officer, (ii) our Executive Vice President and Director of Exploration and Production of our wholly owned subsidiary, RMR Operating, LLC (“RMR Operating”) (iii) our Chief Accounting Officer and Executive Vice President and (iv) our Chief Financial Officer.  We do not have any other executive officers.

Name and Principal Position	Period Ended	Salary ($)	Bonus ($)		Stock Awards ($)		All Other Compensation ($)		Total ($)
Alan W. Barksdale (1) President and Chief Executive Officer	May 31, 2013	300,000	—		—		18,000	(2)	318,000
	May 31, 2012	286,667	—		—		23,267	(2)	309,934
	May 31, 2011	—	—		—		—		—

Tommy W. Folsom (3) Executive Vice President and Director of Exploration and Production of RMR Operating	May 31, 2013	240,000	200,000		50,000	(4)	13,800	(5)	503,800
	May 31, 2012	170,000	230,000	(6)	125,000	(4)	11,400	(6)	536,400
	May 31, 2011	—	—		—		—		—

Hilda D. Kouvelis (7) Chief Accounting Officer and Executive Vice President	May 31, 2013	195,985	—		—		—		195,985
	May 31, 2012	56,667	—		—		—		56,667
	May 31, 2011	—	—		—		—		—

Michael R. Uffman (8) Chief Financial Officer	May 31, 2013	100,000	—		—		—		100,000
	May 31, 2012	—	—		—		—		—
	May 31, 2011	—	—		—		—		—
______________

(1)
Mr. Barksdale has served as Chief Executive Officer since June 22, 2011 and as President since July 25, 2012.  From June 22, 2011 to August 8, 2011, Mr. Barksdale also served as Interim Acting Chief Financial Officer.

(2)	Consists of life insurance premiums and car allowance.
(3)
Mr. Folsom served as our Executive Vice President and Director of Exploration and Production from September 30, 2011 until August 1, 2012 and has served as RMR Operating’s Executive Vice President and Director of Exploration and Production since August 1, 2012.

(4) (5) (6) (7)
This award has not been issued.
Consists of allowances for car, cell phone and mobile home parking paid to Enerstar.
Includes a $100,000 signing bonus.
Ms. Kouvelis has served as our Chief Accounting Officer and Executive Vice President since February 7, 2012.

(8)	Mr. Uffman has served as our Chief Financial Officer since November 30, 2012.

Employment Agreements

Mr. Folsom entered into an employment agreement with us effective September 14, 2011, as amended July 27, 2012. Under the agreement, as amended, Mr. Folsom serves as Executive Vice President and Director of Exploration and Production of RMR Operating.  Under the agreement, Mr. Folsom is entitled to a base salary of $20,000 per month and an annual performance bonus.  The performance bonus is to be determined based upon objectives determined annually by our Board of Directors, but will not be less than $250,000 per year (pro-rated for any partial year).  The performance bonus is payable in cash, shares of the Company’s common stock, stock options or a combination thereof as determined by Mr. Folsom. As of September 27, 2013, the performance objectives for the performance bonus have not been determined.

 Pursuant to the employment agreement, Mr. Folsom is entitled to receive additional equity grants in the discretion of our Board of Directors on the same basis as other similarly situated senior executives. We are required to provide Mr. Folsom with disability, accident, medical, life and hospitalization insurance, as well as other benefits provided to similarly situated senior executives.  In lieu of these benefits, Mr. Folsom may elect to receive a lump sum payment for such benefits not to exceed 7% of his salary.  Mr. Folsom is also entitled to either a vehicle provided by us plus reimbursement for the cost of fuel, maintenance and insurance, or a $1,000 per month vehicle allowance plus reimbursement for the cost of fuel.  If Mr. Folsom’s employment is terminated by us without “cause” or by Mr. Folsom for “good reason” (as each term is defined below), he will be entitled to receive a lump sum payment equal to the lesser of three months of his base salary or the base salary for the remainder of the term of the agreement.  If the agreement is terminated upon Mr. Folsom’s death or total disability, we are required to pay Mr. Folsom or his estate the greater of any death or long-term disability payment, as applicable, due under any plan or policy, or the amount of the minimum annual performance bonus that would be paid to Mr. Folsom for the remainder of the term of the agreement. Under the agreement, Mr. Folsom is prohibited from disclosing confidential information about us.  The agreement expires on December 31, 2016.

Ms. Kouvelis entered into an employment agreement with us effective February 1, 2012. Under the agreement, Ms. Kouvelis serves as our Chief Accounting Officer. The agreement provides for Ms. Kouvelis to receive a base salary of $170,000 per year.  On July 25, 2012, the Board appointed Ms. Kouvelis as Executive Vice President of the Company and its subsidiaries and on July 27, 2012, her employment agreement was amended to increase to her base salary to $200,000. Pursuant to the employment agreement, Ms. Kouvelis is entitled to receive an annual performance bonus based on performance objectives and parameters to be determined by the Board of Directors.  The performance bonus is payable in cash, shares of our common stock, or a combination thereof as determined by the Board of Directors.  Ms. Kouvelis is also entitled to receive an initial stock option grant in an amount to be determined by the Board of Directors with a value of not less than $42,500.  As of September 27, 2013, neither the performance objectives and parameters nor the size of the initial stock option grant had been determined.  The Company expects to issue the initial stock option grant during fiscal 2014.  Pursuant to the employment agreement, Ms. Kouvelis is entitled to receive additional equity grants in the discretion of our Board on the same basis as other similarly situated senior executives.  We are required to provide Ms. Kouvelis with disability, accident, medical, life and hospitalization insurance, as well as other benefits provided to similarly situated senior executives.  If Ms. Kouvelis is terminated by us without “cause” or by Ms. Kouvelis for “good reason” (as each term is defined below), she will be entitled to receive a lump sum payment equal to the lesser of six months of her base salary or the base salary for the remainder of the term.  Under the agreement, Ms. Kouvelis is prohibited from disclosing confidential information about us and she has agreed not to compete with us during the term of her employment and for six months thereafter.  The agreement expires on January 31, 2015.

“Cause” in Mr. Folsom and Ms. Kouvelis’ employment agreements is defined as the conviction by the executive of any felony or crime involving moral turpitude, the executive’s willful and intentional failure or refusal to follow instructions of the Board of Directors, a material breach in the performance of the executive’s obligations under the agreement, the executive’s violation of any of our written policies if the executive knows or should know such action constitutes a violation thereof, or the executive’s act of misappropriation, embezzlement, intentional fraud or similar conduct, or other dishonest conduct in his or her relations with us.  “Good reason” in each of the employment agreements is defined as a material reduction in the executive’s salary or benefits or duties, authority or responsibilities, the relocation of the executive’s work location to a location more than 50 miles from the executive’s current location, or the failure of a successor to assume and perform under the agreement.

Long-Term Incentive Plan

The Red Mountain Resources, Inc. 2012 Long-Term Incentive Plan (the “Incentive Plan”) provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, and dividend equivalent rights, which may be granted singly, in combination, or in tandem. The Incentive Plan is intended to enable the Company to remain competitive and innovative in the Company’s ability to attract, motivate, reward, and retain the services of key employees, certain key contractors, and outside directors.  As of May 31, 2013, no awards had been issued under the Incentive Plan, and there were 8,200,000 shares of common stock available for issuance under the Incentive Plan.

Potential Payments Upon Termination or Change of Control

Set forth below are the amounts that the named executive officers would have received if specified events had occurred on May 31, 2013.

Name	Payment	Termination Following a Change in Control ($)	Termination Without Cause or for Good Reason ($)	Death ($)		Disability ($)
Alan W. Barksdale	Cash Severance	—	—	—		—
Tommy W. Folsom	Cash Severance	—	60,000	510,000	(1)	510,000
Hilda D. Kouvelis	Cash Severance	—	100,000	—		—
Michael R. Uffman	Cash Severance	—	—	—		—
____________
(1)	This amount is net of Company-paid life insurance proceeds of $240,000.

Director Compensation

The following is a summary of our director compensation program for the fiscal year ended May 31, 2013:

•	Each non-employee director receives an annual cash fee of $35,000;

•	Each chairman of the audit committee and compensation committee (if any such committees then exist) receives an additional annual cash fee of $10,000 and $5,000, respectively;

•	Each non-employee director receives a cash fee of $1,000 and $500 for each in person Board and committee meeting, respectively, such director participates in; and

•
Each non-employee director annually receives $50,000 paid in shares of our common stock at a price equal to the last sales price of our common stock on the OTC Bulletin Board (“OTCBB”) on the date of issuance.

            All directors are reimbursed for their costs incurred in attending meetings of the Board of Directors or of the committees on which they serve.  All cash compensation is paid quarterly within 30 days of the beginning of each quarter.  The stock grant is paid annually on May 31st of each year (or the next business day if May 31st is not a business day) and pro-rated for partial service in any given year. The term of office for each director is one year, or until his or her successor is elected at our annual shareholders meeting and qualified.

DIRECTOR COMPENSATION TABLE

The table below reflects compensation paid to non-employee directors for the fiscal year ended May 31, 2013.  Mr. Barksdale serves as a director and our President and Chief Executive Officer.  As such, information about his compensation is listed in the Fiscal 2013, 2012 and 2011 Summary Compensation Table above. Mr. Barksdale did not receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Randell K. Ford	35,000	50,000	85,000
David M. Heikkinen (3)	4,890	12,096	16,986
Richard Y. Roberts	35,000	50,000	85,000
Lynden B. Rose (4)	30,205	43,150	73,355
Paul N. Vassilakos	35,000	50,000	85,000
______

(1)
Consists of shares of common stock granted to the directors on May 31, 2013 pursuant to our director compensation program.  The awards to Messrs. Heikkinen and Rose were pro-rated for partial service during fiscal 2013.

(2)
The amounts shown were not actually paid to the directors. Rather, as required by the rules of the SEC, the amounts represent the aggregate grant date fair value of the shares of common stock awarded to each of them in fiscal 2013. These values were determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation.

(3)	Mr. Heikkinen joined the Board on April 11, 2013.
(4)	Mr. Rose resigned from the Board on April 11, 2013.

Risk Management Relating to Compensation Policies

Due to the limited nature of compensation that we currently pay, particularly performance-based compensation, we do not believe there are any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of September 13, 2013 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our named executive officers and directors and (iii) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership (2)(3)		Percentage of Outstanding Common Stock (2)(3)
Alan W. Barksdale	11,000,000	(4)	8.3%
Tommy W. Folsom	70,000		*
Hilda D. Kouvelis	—		—
Michael R. Uffman	—		—
Randell K. Ford	1,320,703		*
David M. Heikkinen	—		—
Richard Y. Roberts	20,457		*
Paul N. Vassilakos	70,457		*
All executive officers and directors as a group (8 persons)	12,481,617		9.4%

StoneStreet Group, Inc. 2515 McKinney Ave., Suite 900 Dallas, Texas 75201	11,000,000	(4)	8.3%

Sophia Company Inc. Sterling House, 16 Wesley Street Hamilton, HM 11 Bermuda	15,688,993	(5)	11.6%
___________

*	Less than one percent.
(1)	Unless noted otherwise, the address for the above individuals is 2515 McKinney Ave., Suite 900, Dallas, Texas 75201.
(2)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedule 13D and 13G filings with the SEC and reports made directly to the Company. The number of shares shown as beneficially owned includes shares of common stock that may be acquired upon exercise of warrants within 60 days after September 13, 2013. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)
The percentages indicated are based on 133,140,303 shares of common stock outstanding on September 13, 2013. Shares of common stock that may be acquired upon exercise of warrants within 60 days after September 13, 2013 are deemed outstanding for computing the percentage of the person or entity holding such warrants but are not outstanding for computing the percentage of any other person or entity.

(4)
These shares are owned by StoneStreet. Alan Barksdale (our President, Chief Executive Officer and Chairman of the Board) is the sole shareholder and president of StoneStreet and may be deemed to beneficially own these shares.

(5)	Based upon Sophia Company Inc.’s participation in our common stock offerings during fiscal 2013 and 2014, includes 88,889 warrants to acquire 2,222,225 shares of common stock.

RELATED PARTY TRANSACTIONS

On December 10, 2012, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Bamco Gas, LLC (“Bamco”). Mr. Barksdale was the receiver for the receivership estate of Bamco. Pursuant to the Asset Purchase Agreement, we agreed to acquire working interests and claims and causes of action in or relating to certain oil and gas exploration projects in Duval, Johnson and Zapata Counties in Texas (the “Bamco Properties”). On December 10, 2012, pursuant to the Asset Purchase Agreement, we issued 2,375,000 shares of our common stock to the indenture trustee of certain debentures of Bamco, and we executed a waiver and release of a claim against the receivership estate of Bamco for a $2.7 million note receivable that we deemed uncollectible in 2011.

           We entered into an arrangement with R. K. Ford and Associates and Cabal Energy relating to the operations of the Good Chief State #1 and Big Brave State #1 wells, and a contract for drilling services with Western Drilling Inc. on our Madera 24-2H well.  Each of these entities are owned or partially owned by Mr. Ford.  During the fiscal year ended May 31, 2013, we paid an aggregate of $0.2 million to these entities for engineering, drilling and completion services. In addition, we are a party to a lease agreement with R. K. Ford and Associates, pursuant to which we lease office space in Midland, Texas.  During the fiscal year ended May 31, 2013, we paid $25,200 to R. K. Ford and Associates pursuant to the lease agreement.

PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act implements requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (sometimes referred to as "say on pay"). We are asking shareholders to indicate their support for our named executive officers compensation as described in this proxy statement by voting "FOR" the following resolution:

"RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company's proxy statement for the 2013 Annual Meeting."

The advisory vote on the “say on pay” resolution is intended to address the overall compensation of the Company’s named executive officers rather than any specific element or amount of compensation.   This vote is advisory, which means that the vote is not binding on the Company or the Board. The Board expects to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

Vote Required

Proposal 2 will be approved, on an advisory basis, if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal.  Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES, AND THE RELATED NARRATIVE DISCLOSURE.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers. By voting with respect to this proposal, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

The Board believes that a frequency of every “3 years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. In determining to recommend that shareholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our shareholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our shareholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our shareholders regarding our executive compensation program during the period between advisory votes on executive compensation. Shareholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Corporate Governance—Communication with the Board of Directors” in this proxy statement for information about communicating with the Board.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every 1, 2 or 3 years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the Board’s recommendation.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

The number of years (one, two or three) that receives the highest number of votes will be the non-binding selection of the shareholders. Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “3 YEARS” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 4

GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board of Directors has unanimously adopted and is recommending for shareholder approval (i) an amendment to our articles of incorporation to effect a reverse stock split of our outstanding shares of common stock at a ratio ranging from 1:5 to 1:15 and a proportional reduction in our authorized shares of common stock, and (ii) granting discretionary authority to our Board to decide whether and when to effect the Reverse Stock Split and Authorized Share Reduction and to select the specific ratio which shall be included in the amendment to effect the Reverse Stock Split and Authorized Share Reduction.

Under the proposed amendment, between five and fifteen outstanding shares of our common stock would be combined and converted into one share of common stock together with the corresponding proportional reduction in our authorized shares of common stock.

If approved by our shareholders, the Reverse Stock Split and the Authorized Share Reduction will become effective upon (i) the filing of articles of amendment to our articles of incorporation with the State of Florida if consummated prior to the Merger; or (ii) the filing of a certificate of amendment to the certificate of formation with the State of Texas if consummated after the Merger (the “Effective Time”). However, notwithstanding approval of the Reverse Stock Split and Authorized Share Reduction by our shareholders, the Board will have the sole authority to (i) elect whether or not to amend our articles of incorporation to effect the Reverse Stock Split and to effect the Authorized Share Reduction and (ii) select the specific ratio which shall be included in the amendment to effect the Reverse Stock Split and Authorized Share Reduction.

The form of the proposed amendment to our articles of incorporation (or certificate of formation) to effect the Reverse Stock Split and Authorized Share Reduction is attached to this proxy statement as Annex A (the “Amendment”).

Reasons for the Reverse Stock Split

Our primary objective in proposing the Reverse Stock Split is to attempt to raise the per share trading price of our common stock in order to gain listing on the NYSE MKT.  Before our common stock may be listed on the NYSE MKT, we must satisfy certain listing requirements. One of these listing requirements is that our common stock must generally have a minimum bid price of $3.00 per share. On October 24, 2013, the closing price of our common stock on the OTCBB was $0.53 per share.

We anticipate that the Reverse Stock Split will increase the per share bid price per share of our common stock above $3.00, and thereby satisfy one of the NYSE MKT’s listing requirements. However, we cannot be certain that the Reverse Stock Split will, initially or in the future, have the intended effect of raising the bid price of our common stock above $3.00 per share.  In addition, even if we effect the Reverse Stock Split, there are no assurances that we will be able to satisfy the other requirements to obtain or maintain a listing on the NYSE MKT or other stock exchange.

Additionally, we believe that the Reverse Stock Split may make our common stock more attractive to a broader range of institutional and other investors, as the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our common stock.

In deciding whether to recommend approval of the Reverse Stock Split to our shareholders, our Board of Directors also took into account potential negative factors associated with Reverse Stock Split.  These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined back to pre-reverse stock split levels, the adverse effect on liquidity that might be caused by a reduced number of shares outstanding, and the costs associated with implementing a Reverse Stock Split.

Although the Board expects the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a long-term increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in our reports filed with the SEC, as well as variables outside of the Company’s control (such as market volatility, investor response to the news of a proposed reverse stock split and the general economic environment). The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. The trading liquidity of our common stock may also decline due to the fewer number of shares of common stock that are publicly traded.  In addition, the Reverse Stock Split will likely increase the number of shareholders who own “odd lots” of fewer than 100 shares of our common stock. Shareholders who hold odd lots typically experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.  Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

Reasons for the Authorized Share Reduction

The implementation of the Reverse Stock Split would increase the proportion of unissued authorized shares of common stock to issued shares of common stock, which could allow the Company to much more substantially dilute shareholders in the future than under current conditions. The Board believes that implementing the Authorized Share Reduction concurrently with the Reverse Stock Split will maintain the current balance between the number of shares of common stock that the Board has the right to issue to the number of shares of common stock currently outstanding.

Board of Directors Discretion to Implement the Reverse Stock Split and Authorized Share Reduction

If our shareholders approve this proposal, we will effect the Reverse Stock Split and Authorized Share Reduction only if our Board of Directors determines, in its discretion, that proceeding with the Reverse Stock Split and Authorized Share Reduction is in the best interests of the Company and our shareholders at that time.  Our Board of Directors may determine to proceed with the Reverse Stock Split and Authorized Share Reduction any time after shareholder approval is received, up to the record date of the 2014 annual shareholders meeting.

Our Board of Directors reserves the right to elect to not proceed with and abandon the Reverse Stock Split and Authorized Share Reduction if it determines, in its discretion, that the Reverse Stock Split and Authorized Share Reduction is no longer in the best interests of the Company and our shareholders.  If our Board of Directors does not implement the Reverse Stock Split and Authorized Share Reduction prior to the record date of the 2014 annual shareholders meeting, the authority granted in this proposal to implement the Reverse Stock Split and Authorized Share Reduction will terminate.

Principal Effects of the Reverse Stock Split

Effect on Articles of Incorporation

If the shareholders approve the proposal to authorize the Board to implement the Reverse Stock Split and Authorized Share Reduction and the Board implements the Reverse Stock Split and Authorized Share Reduction, we will amend and restate the existing paragraph of our articles of incorporation relating to our authorized capital in the manner set forth in the proposed amendment to the articles of incorporation, to be filed with the State of Florida, in the form attached hereto as Annex A.

Effect on Existing Shares of Common Stock

Currently, the Company is authorized to issue up to a total of 500,000,000 shares of common stock. As of the Record Date, 134,013,103 shares of common stock were issued and outstanding.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company, except for minor changes to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share, as described below. By way of example only, a shareholder who owns a number of shares that, prior to the Reverse Stock Split, represented 5% of our outstanding shares of common stock would continue to own 5% of our outstanding shares of common stock after the Reverse Stock Split. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act or the listing of our common stock on the OTCBB, although it would receive a new CUSIP number. Stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Existing Shares of Preferred Stock

Currently, the Company is authorized to issue up to a total of 500,000,000 shares of preferred stock, $0.0001 par value (the “Preferred Stock”). As of the Record Date, 476,687 shares of our Series A Preferred Stock were issued.  The Series A Preferred Stock is not convertible into shares of our common stock.  The number of authorized shares of our Preferred Stock and the number of shares of Preferred Stock outstanding will not be affected by the Reverse Stock Split.

Effect on Convertible Note and Warrants and Shares Reserved for Issuance under Long-Term Incentive Plan

All convertible notes and warrants to purchase shares of our common stock would be adjusted proportionately as a result of the Reverse Stock Split, as required by the terms of the respective convertible notes and warrants. In particular, we would reduce the conversion ratio for the convertible notes and increase the conversion price in accordance with the terms of the convertible notes based on the ratio selected by the Board for the Reverse Stock Split.  In addition, we would reduce the number of shares exercisable under the warrants and would increase the exercise price in accordance with the terms of the warrants based on the ratio selected by the Board for the Reverse Stock Split.

In addition, the number of shares available pursuant to our 2012 Long-Term Incentive Plan would be adjusted proportionately based on the ratio of the Reverse Stock Split.

Effect on Par Value

The amendment to the articles of incorporation will not change the par value of our common stock, which will remain at $0.00001 per share.

Effect on Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split, with the result that shareholders who, as a result of the Reverse Stock Split, will hold fewer than one share of our common stock will cease to be shareholders of the Company following the Reverse Stock Split. The procedure for handling fractional shares resulting from the Reverse Stock Split is discussed below.

Summary Table

The following table shows the effects of, for illustration purposes only, a one-for-five, a one-for-ten and a one-for-fifteen reserve split, without giving any adjustments for fractional shares, on (i) our authorized and outstanding shares of common stock, (ii) shares reserved for issuance under our 2012 Long-Term Incentive Plan, (iii) shares reserved for issuance under outstanding warrants and convertible notes and (iv) authorized but not outstanding and unreserved shares of common stock.  Upon authorization by our shareholders, the Board may authorize the Reverse Stock Split and Authorized Share Reduction anywhere between the one-for-five and one-for-fifteen split shown below.  The information presented below is as of the Record Date and assumes no changes between the Record Date and the Effective Time.

	Current	After Reverse Split if 1:5 Ratio is Selected	After Reverse Split if 1:10 Ratio is Selected	After Reverse Split if 1:15 Ratio is Selected
Authorized common stock	500,000,000	100,000,000	50,000,000	33,333,333
Common stock outstanding	134,013,103	26,802,620	13,401,310	8,934,206
Common stock reserved for issuance under the 2012 Long-Term Incentive Plan	8,200,000	1,640,000	820,000	546,666
Common stock reserved for issuance under outstanding warrants and convertible notes	16,535,598	3,307,119	1,653,559	1,102,373
Authorized but not outstanding and unreserved common stock	341,251,298	68,250,259	34,125,129	22,750,086

Principal Effects of the Authorized Share Reduction

“Authorized” shares represent the number of shares of common stock that the Company is permitted to issue under its articles of incorporation. The decrease in the number of authorized shares of common stock would result in fewer shares of authorized but unissued shares of common stock being available for future issuance. This would decrease the number of shares of common stock available for issuance for various purposes such as to raise capital or to make acquisitions. Given that there will be proportionate reduction in the number of outstanding shares of common stock through implementation of the Reverse Stock Split, the Company believes that it will continue to have sufficient excess authorized shares of common stock to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. We do not have any binding commitments to offer securities. However, the issuance of additional equity securities could result in the dilution of current shareholder’s percentage ownership interest in the Company, which could be significant.

Mechanics of Reverse Stock Split

If the Reverse Stock Split and Authorized Share Reduction is approved by our shareholders at the 2013 Annual Meeting and thereafter the Board determines to implement the Reverse Stock Split and Authorized Share Reduction, our shareholders will be notified that the Reverse Stock Split and Authorized Share Reduction has been effected. The mechanics of the Reverse Stock Split will differ depending on whether shares held are certificated or uncertificated, and whether shares held are held beneficially in street name or whether they are registered directly in a shareholder’s name.

Direct Holders of Common Stock Certificates

As soon as practicable after the Effective Time, shareholders holding certificated shares will receive a transmittal letter from the Transfer Agent asking the shareholder to surrender certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in the transmittal letter. No new certificates will be issued to the shareholder until the outstanding certificate(s) together with the properly completed and executed letter of transmittal are delivered in accordance with the instructions contained in such transmittal letter. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders that are registered on the Transfer Agent’s books and records but do not hold stock certificates)

Shareholders holding uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (the “Transfer Agent”) (and, for beneficial owners, by their broker or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split.

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Shares held by shareholders through a bank, broker, custodian or other nominee, will be treated by us in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Stock Split and treating fractional shares. If a shareholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, the shareholder is encouraged to contact his/her bank, broker, custodian or other nominee.

Payment for Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. We intend to retain an agent to aggregate fractional shares into whole shares of our common stock and will sell them in the open market at prevailing prices on behalf of holders who otherwise would be entitled to receive fractional share interests. The Company will not be purchasing the fractional shares.  Persons on whose behalf the fractional shares were sold will then receive a cash payment for the amount of their allocable share of the total sale proceeds. The amount of such payment will depend on the prices at which the aggregated fractional shares are sold in the open market shortly after the Effective Time. Shareholders who, as a result of the Reverse Stock Split, hold fewer than one share of our common stock would receive cash for all their shares held before the Reverse Stock Split and would cease to be shareholders of the Company following the Reverse Stock Split. Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, amounts due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state or jurisdiction to which they were paid. The Company will pay the administration expenses of the agent selected to aggregate and sell the fractional shares.

Accounting Consequences

The Reverse Stock Split will not affect total shareholders’ equity on the Company’s balance sheet. However, because the par value of our common stock will not change, the components that make up total shareholders’ equity (stated capital and additional paid-in capital) will change by offsetting amounts. The stated capital component will be reduced by an amount between one-fifth and one-fifteenth of its present amount (depending on the ratio selected by the Board to effect the Reverse Stock Split), and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share common stock net loss and net book value will be higher because there would be fewer shares of common stock outstanding. All historic share and per share amounts in the financial statements and related footnotes that we file with the SEC in the future will be adjusted accordingly for the Reverse Stock Split.

Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.  Unless otherwise specifically indicated herein, this summary addresses the U.S. federal income tax consequences only to a beneficial owner of our common stock that is: (i) a citizen or resident of the U.S., (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income taxation, regardless of its source, or (iv) any trust if: (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) it has a valid election in place to be treated as a U.S. person (each, a “U.S. holder”).  This summary does not address any state, local or foreign income or other tax consequences, nor does it address all of the tax consequences, that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by shareholders.  This summary also does not address the tax consequences to: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.  In addition, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, no gain or loss should be recognized by U.S. holders in the Reverse Stock Split.  Accordingly, following the Reverse Stock Split, the aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should be equal to the aggregate tax basis in the shares of common stock surrendered, and the holding period for the shares of common stock received should include the holding period for the shares of common stock surrendered.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of that shareholder.  Each shareholder should consult its own tax advisor regarding all of the potential U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under the Florida Business Corporation Act (“FBCA”), shareholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to our articles of incorporation to effect the Reverse Stock Split together with the Authorized Share Reduction, and we will not independently provide our shareholders with any such right.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above. However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our shareholders.

Required Vote

Proposal 4 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

REGARDLESS OF WHETHER PROPOSAL 5 IS APPROVED, PROPOSAL 4 SHALL BE IMPLEMENTED AT THE DISCRETION OF THE BOARD.  If Proposals 4 and 5 are approved, the Company intends to implement the Reverse Stock Split prior to the reincorporation, and the number of authorized shares of common stock to be set forth in the certificate of formation of the Texas corporation will be between 100,000,000 and 33,333,333 shares, depending on the ratio selected by the Board to effect the Reverse Stock Split.  The Company reserves the right to implement the Reverse Stock Split following the Merger at any time in its discretion until the 2014 annual shareholders meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” GRANTING THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

PROPOSAL 5

REINCORPORATION OF THE COMPANY FROM FLORIDA TO TEXAS

The Board has voted to approve changing the Company’s domicile from the State of Florida to the State of Texas (the “Reincorporation”) and recommended the Reincorporation to its shareholders for their approval. The Reincorporation will be consummated pursuant to an Agreement and Plan of Merger between the Company and Red Mountain Resources, Inc., a Texas corporation (“Newco”), a copy of which is contained in Annex B (the “Merger Agreement”). Copies of Newco’s certificate of formation (“Texas Certificate”) and bylaws (“Texas Bylaws”), are attached hereto as Annex C and Annex D, respectively. The Merger Agreement provides that the Company will be merged with and into Newco.

The proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Reincorporation will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). The Company’s common stock will continue to trade without interruption on the OTCBB.

Newco

Newco, which will be the surviving corporation in the Merger, will be incorporated by the Company under Texas Business Organizations Code (“TBOC”), exclusively for the purpose of merging with the Company.

The authorized capital of Newco will consist of (i) (x) between 100,000,000 and 33,333,333 shares of Newco common stock, par value $0.00001 per share (“Newco Common Stock”), (if Proposal 4 is approved and implemented and based on the ratio selected by the Board for the Reverse Stock Split) or (y) 500,000,000 shares (if Proposal 4 is not approved or not implemented) of Newco Common Stock, and 500,000,000 shares of blank check preferred stock, par value $0.0001 per share (“Newco Preferred Stock”), of which 1,200,000 shares are designated Series A Preferred Stock.  AS DISCLOSED ABOVE, IN THE EVENT PROPOSAL 4 IS APPROVED AND IMPLEMENTED, THE NUMBER OF AUTHORIZED SHARES OF NEWCO COMMON STOCK WILL BE BETWEEN 100,000,000 AND 33,333,333 SHARES AND IF PROPOSAL 4 IS NOT APPROVED OR IS NOT IMPLEMENTED, IT WILL BE 500,000,000 SHARES.

Immediately prior to the closing of the Merger, Newco will have one share of Newco Common Stock issued and outstanding, which will be held by the Company. The terms of the Merger Agreement provide that the issued and outstanding share of Newco Common Stock will be cancelled. As a result, following the Merger, the Company’s current shareholders will be the only shareholders of the newly merged company.

Filing of the Articles of Merger and Certificate of Merger

If this Proposal is approved, the Company will determine when to file Articles of Merger (the “Articles of Merger”) and a Certificate of Merger with the Secretary of State of Florida and Texas, respectively, but intends to do so promptly and in any event, if it intends to proceed with the Reincorporation, must do so prior to the record date of the 2014 annual shareholders meeting. If Proposals 4 and 5 are approved, the Company intends to implement the Reverse Stock Split prior to the Merger.

Effect of the Merger and Resulting Reincorporation

Under the FBCA and the TBOC, when the Merger and resulting Reincorporation takes effect:

•	The Company, a Florida corporation, merges with and into the surviving entity, Newco, and the separate existence of the Company ceases;

•	The title to all real estate and other property owned by the Company is vested in the surviving entity without reversion or impairment;

•	A proceeding pending against the Company may be continued as if the Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

•
The shareholders’ interests of the Company and the other interest, obligations and other securities of the Company are converted into stockholders’ interests, obligations or other securities of the surviving entity, or into cash or other property, and the former holders of such interests are entitled only to the rights provided in the Articles of Merger and Texas Certificate of the surviving entity pursuant to the TBOC, other than the right, if applicable, of certain shareholders to seek appraisal of the fair value of their shares under provisions of the FBCA dealing with dissenter’s rights.

On the effective date of the Merger, the Company will be deemed incorporated under the TBOC. Consequently, the Company will be governed by the Texas Certificate and Texas Bylaws.

Principal Reasons for the Change of Domicile

Conform Legal Residence to Principal Place of Business

The primary reason to approve the Reincorporation is to conform the Company's legal residence to its principal place of business. Also, the Board believes that having the Company's legal residence in Texas may have certain advantages. For example, it could enable the Company to have a more significant voice in the legislative process with respect to corporate and other Texas laws directly affecting it. This opportunity can be important as corporations are substantially affected by changes in the legal and financial environment in which they operate and by the variety of legislative and other governmental actions that may be taken in response to such changes.

 Decreased Expenditures for Legal and Corporate Matters

In addition, the move to the state in which the Company's principal place of business is situated will reduce legal costs incurred by the Company. For example, a corporation's state of incorporation is likely to be a litigation forum from time to time, and litigation at a distance from the Company's principal offices can result in significant inconveniences and added expenses to the Company. In addition, the legal fees associated with general corporate matters should decrease because the Company's primary legal counsel is located in the State of Texas. This will allow the Company to dispense with the hiring of additional Florida counsel to review its corporate transactions from time to time. Furthermore, the logistics of state filings will be simplified, and the costs related to such filings will be reduced.

Suitability of the TBOC to Needs of the Company

The Board believes that the TBOC will meet the Company's business needs. The TBOC is a comprehensive, modern and flexible statute. For the most part, it provides the flexibility in the management of a corporation and in the conduct of various business transactions that is characteristic of the FBCA.  In addition, we believe that both the Texas statutory and case law is better developed than Florida’s and will provide greater predictability.

Maintain Ability to Attract and Retain Qualified Directors

The TBOC, like the FBCA, permits a corporation to include a provision in its certificate of formation that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to limit these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

 Franchise Tax Issues

Because the Company's principal place of business and headquarters are presently located in Texas, the Company is already subject to the Texas franchise tax. The Board does not believe the Company will incur any additional franchise taxes as a result of the Reincorporation.

Principal Features of the Reincorporation

The Reincorporation will be effected by the Merger of the Company, a Florida corporation, with and into, Newco, a newly formed wholly-owned subsidiary of the Company that will be incorporated under the TBOC for the purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Florida and Texas. Following the Merger, Newco will be the surviving corporation and will continue to operate under the name “Red Mountain Resources, Inc.”

On the effective date of the Merger, each issued and outstanding share of common stock of the Company shall be converted into one share of Newco Common Stock.  On the effective date of the Merger, each issued and outstanding share of preferred stock of the Company shall be converted into one share of preferred stock of Newco.  All warrants and convertible notes will automatically be converted into equivalent warrants and convertible notes to purchase the same number of shares of Newco Common Stock as they would have received had the Reincorporation not occurred.

At the effective date of the Merger, Newco will be governed by the Texas Certificate, the Texas Bylaws and the TBOC, which include a number of provisions that are not present in the Company’s articles of incorporation, the Company’s bylaws or the FBCA. Accordingly, as described below, a number of changes in shareholders’ rights will occur in connection with the Reincorporation, some of which may be viewed as limiting the rights of the shareholders.  See “Differences Between the Corporation Laws of Texas and Florida.”

Upon consummation of the Merger and resulting Reincorporation, the daily business operations of Newco will continue as they are presently conducted by the Company, at the Company’s principal executive offices at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201. The members of the Company’s Board of Directors will become the directors of Newco.

Pursuant to the terms of the Merger Agreement, the Merger may be abandoned at any time prior to the effective date of the Merger if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders. In addition, the Board of Directors of the Company may amend the Merger Agreement at any time prior to the effective date of the Merger provided that any amendment made may not, without approval by the shareholders of the Company alter or change the amount or kind of Newco Common Stock to be received in exchange for or on conversion of all or any of the common stock, or alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would materially and adversely affect the holders of our common stock.

Newco Share Certificates

Share certificates representing shares of the Company’s common stock before the Merger shall be automatically converted into the same number of shares of Newco Common Stock without any further action required by the shareholder, subject to the impact of the Reverse Stock Split if Proposal 4 is approved.

Failure by a shareholder to surrender certificates representing the Company’s common stock will not affect such person’s rights as a stockholder of Newco, as such stock certificate representing the Company’s common stock following the Reincorporation will only represent the right to receive shares of Newco Common Stock, unless the shareholder elects to exercise its appraisal rights, if applicable.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of 500,000,000 shares of common stock, $0.00001 par value, of which 134,013,103 shares of common stock were outstanding, and 500,000,000 shares of preferred stock, $0.0001 par value, of which 476,687 shares of Series A Preferred Stock were issued. The authorized capital of Newco, will be the same as the authorized capital of the Company after the change in domicile.  However, in the event Proposal 4 is approved, the Company intends to implement the Reverse Stock Split prior to the Merger, and the number of authorized shares of common stock of Newco will be between 100,000,000 and 33,333,333, depending on the ratio selected by the Board to effect the Reverse Stock Split.

IN THE EVENT PROPOSAL 4 ABOVE (THE REVERSE STOCK SPLIT) IS APPROVED, AND THE BOARD OF DIRECTORS DETERMINES TO IMPLEMENT THE CHANGE OF DOMICILE PRIOR TO IMPLEMENTING THE REVERSE STOCK SPLIT, THE COMPANY RESERVES THE RIGHT TO IMPLEMENT THE REVERSE STOCK SPLIT FOLLOWING THE CHANGE OF DOMICILE (AT ANY TIME IN ITS DISCRETION UNTIL THE RECORD DATE OF THE 2014 ANNUAL SHAREHOLDERS MEETING) FOR THE REASONS DESCRIBED ABOVE IN PROPOSAL 4, IN WHICH CASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF NEWCO WILL BE 500,000,000.  See Proposal 4 for information about the Reverse Stock Split.

Differences Between the Corporation Laws of Texas and Florida

The Company is incorporated under the laws of the State of Florida, and Newco will be incorporated under the laws of the State of Texas. Upon consummation of the Merger and Reincorporation, the shareholders of the Company, whose rights currently are governed by Florida law and the Company’s articles of incorporation and bylaws, which were created pursuant to Florida law, will become stockholders of a Texas company, Newco, and their rights as stockholders will then be governed by Texas law and the Texas Certificate and the Texas Bylaws which were created under Texas law.

Certain differences exist between the corporate statutes of Florida and Texas. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the TBOC and the FBCA to understand how these laws apply to the Company and Newco.

Provision	Florida	Texas
Action by Directors Without a Meeting
Florida law permits directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting if such action is taken by all of the members of the board.  The Company Bylaws provide that directors may take written action without a meeting only if such action is unanimously approved by the board of directors.

Texas law permits directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.  The Texas Bylaws provide that directors may take written action without a meeting only if such action is unanimously approved by the board of directors.

Number of Directors
Florida law provides that a corporation may have one or more directors, with the number specified in, or fixed in accordance with the articles of incorporation or the bylaws. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided by, the articles of incorporation or the bylaws.  The Company Bylaws provide that the Company may have no less than one and no more than nine directors and that the number of directors number of directors may be increased or decreased from time to time by amendment to the Company Bylaws.

Texas law provides that a corporation may have one or more directors, that the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws of the corporation, and that the number of directors may be increased or decreased by amendment to, or in the manner provided by, the certificate of formation or bylaws.  The Texas Bylaws provide that Newco will have five directors initially, and, thereafter, the number of directors, other than those who may be elected by the holders of one or more series of preferred stock voting separately by class or series, may be determined from time to time by the board of directors.

Classified Board of Directors
Florida law permits a corporation’s bylaws to provide for a staggered (e.g., classified) board of directors with a maximum of three classes of directors.  The Company does not have a classified board of directors.

Texas law permits a corporation’s certificate of formation or bylaws to provide for a classified board of directors with a maximum of three classes of directors.  Newco will not have a classified board of directors.

Voting for Directors
Under Florida law, unless otherwise provided in the articles of incorporation, or in a bylaw that fixes a greater voting requirement for the election of directors and that is adopted by the board of directors or shareholders of a corporation having shares listed on a national securities exchange at the time of adoption, directors are elected by a plurality of the votes cast.  The Company bylaws provide that directors are elected by a plurality of the votes cast at which a quorum is present.

Under Texas law, unless otherwise provided in the certificate of formation, or in a bylaw that fixes a greater voting requirement for the election of directors, directors are elected by a plurality of the votes cast.  The Texas Bylaws provide that directors will be elected by a plurality of the votes cast at which a quorum is present.

Provision	Florida	Texas
Removal of Directors
Florida law provides that shareholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders unless the corporation’s articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.  The Company Articles do not provide for cumulative voting and do address removal of directors. Accordingly, directors of the Company currently may be removed with or without cause if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

Under Texas law, except as otherwise provided by the certificate of formation or bylaws of a corporation, the shareholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors. If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect such director if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which such director is a part. If the corporation’s directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.  The Texas Bylaws do not allow the removal of directors, except for cause, and neither the Texas Certificate nor the Texas Bylaws provide for cumulative voting.

Procedures for Filling Vacant Directorships
Under Florida law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the stockholders, unless the articles of incorporation provide otherwise.  The Company Articles do not provide otherwise.

Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, even if such directors constitute less than a quorum. A directorship to be filled by an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.  The Texas Bylaws are consistent with Texas law.

Provision	Florida	Texas
Shareholder Consent to Action Without a Meeting
Florida law provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having not less than  the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, Such shareholder action must be evidenced by one or more signed and dated written consents describing the action taken. Additionally, Florida law requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.  The Company Bylaws permit stockholder action by written consent if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.

Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which, under the corporation’s articles of incorporation, would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.  The Texas Bylaws permit shareholder actions in lieu of a meeting if the written consent is signed by the holders of all of the Company’s issued and outstanding shares.

Quorum
Florida law provides that, unless the articles of incorporation provides otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.  The articles of incorporation may provide for a greater or lesser quorum requirement, so long as a quorum is not less than one-third of the shares entitled to vote.  The Company Articles do not provide for any greater or lesser quorum requirements.

Texas law provides that, unless the certificate of formation provides otherwise, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting.  Texas law also provides that the certificate of formation of a corporation may provide that a quorum is present only if: (a)  the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (b) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.  The Texas Bylaws provide that the presence, in person or by proxy, at a shareholders meeting of the holders of shares representing a majority of the voting power of all outstanding shares entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting.

Provision	Florida	Texas
Right to Call Meetings
Florida law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special stockholder meeting or by written request by the holders of not less than 10% of all shares entitled to vote on the matter (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation).  The Company Articles permit special meetings to be called by the board of directors (or the person or persons authorized to do so by the board of directors) or the holders of not less than 10% of all shares entitled to be voted.

Under Texas law, special meetings of shareholders may be called by holders of not less than 10% of all of the shares entitled to vote at the proposed meeting unless the certificate of formation provides for a number of shares greater than or less than 10%, but in no event may the certificate of formation provide for a number of shares greater than 50%.  The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special meetings of shareholders.  The Texas Certificate provides that special meetings of the shareholders may be called by the chairman of the board of directors, the chief executive officer, the board of directors, or the holders of shares representing at least 25% of the voting power of the outstanding shares entitled to vote at the proposed special meeting.

Charter Amendments
Unless otherwise provided by the articles of incorporation or the board of directors, an amendment to the articles of incorporation requiring shareholder approval must be (a) recommended by the board (absent a conflict of interest or other special circumstances where the board determines that it cannot make any such recommendation) and (b) approved by the shareholders at a meeting where a quorum is present by  a greater number of votes cast in favor of the amendment than against the amendment.  However, if the proposed amendment to the articles of incorporation involves a change that for which there may be dissenters’ rights, approval of the amendment would require the affirmative vote of  a majority of all outstanding shares entitled to vote, with each stockholder being entitled to one vote for each share so held, unless the articles of incorporation or the board require a greater vote.  The Company Articles do not include requirements to approve amendments.

Under Texas law, an amendment to the certificate of formation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation.  The Texas Certificate specifies that the approval of the holders of at least two-thirds of the outstanding shares of the corporation is required in order to approve an amendment thereto.

Provision	Florida	Texas
Inspection of Books and Records
Under Florida law, a shareholder is entitled to inspect and copy during regular business hours only, if the stockholder gives at least five business days’ prior written notice to the corporation, the articles of incorporation, bylaws, certain board and stockholder resolutions, certain written communications to  shareholders including financial statements), a list of the names and business addresses of the corporation’s directors and officers, and the corporation’s most recent annual report delivered to the Florida Department of State.. In addition, a shareholder of a Florida corporation is entitled to inspect and copy (1) certain additional minutes or written consents (or excerpts) of the board or its committees, (2) accounting records, (3) record of shareholders, and (4) other books and records of the corporation during regular business hours, only if the shareholder gives as least five business days’ prior written notice to the corporation, and (a) the stockholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. Florida law also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

Under Texas law, a shareholder may, for a proper purpose, inspect the relevant books, records of account, minutes, and share transfer records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.  The examination may be conducted in person or through an agent, accountant or attorney.

Provision	Florida	Texas
Distributions and Dividends
Unless otherwise provided in the articles of incorporation, the board of directors of a Florida corporation may authorize the corporation to   pay dividends or make distributions, including repurchases of stock, to its shareholders unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend or distribution.  The Company Bylaws provide that no distribution may be made if, after giving it effect: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its shareholders in the form of: (a) a dividend on any class or series of the corporation’s outstanding shares; (b) a purchase or redemption, directly or indirectly, of its shares; or (c) a payment in liquidation of all or a portion of its assets.  Under Texas law, a corporation may not make a distribution if such distribution violates its certificate of formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.  The Texas Certificate provides that, subject to the rights of the holders of shares of preferred stock, the holders of shares of common stock shall be entitled to receive such dividends and other distributions when, as and if declared thereon by the board of directors from time to time out of any assets or funds of the corporation legally available therefor.

Business Combinations Statutes
Florida law contains provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders.

Florida has a "control−share" acquisition statute. It is an effective anti−takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control−shares voting.

 The provisions apply to Florida corporations that have (a) 100 or more stockholders, (b) its principal place of business, its principal office or substantial assets in Florida, and (c) either (i) more than 10% of its stockholders reside in Florida, (ii) more than 10% of its shares are owned by residents of Florida (calculated in accordance with the statute), or (iii) 1,000 of its stockholders reside in Florida. Florida’s control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation.  The control-share statute does not apply if, among other things, the acquisition is (a) approved by the corporation’s board of directors before the acquisition, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation’s articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters’ rights.

Florida also has an affiliated transactions statute which generally requires that certain business combinations and other specified transactions with a person who is the beneficial owner of more than 10% of the outstanding voting shares of a Florida corporation must be approved by either a majority of "disinterested directors" (as defined in the statute) or the affirmative vote of at least two−thirds of the outstanding voting shares other than the shares beneficially owned by the interested shareholder or, absent either such approval, a statutory "fair price" must be paid to the shareholders in such a transaction.  For purposes of determining whether a person is the beneficial owner of more than 10% of the outstanding voting shares for purposes of Florida's affiliated transactions statute, beneficial ownership includes voting power or investment power or the right to acquire voting power or investment power. In addition to business combinations, such as mergers or consolidations, Florida's affiliated transactions statute covers, among other things, transactions involving the issuance or transfer to the interested shareholder of shares of the corporation or any subsidiary of the corporation having a fair market value of 5% or more of all the outstanding shares of the corporation and receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial assistance.  The restrictions under Florida's affiliated transactions statute do not apply under certain  circumstances, including, but not limited to, the following: (i) if the corporation's original articles of incorporation contain a provision expressly electing not to be governed by the affiliated transactions statute; or (ii) if the corporation adopts an amendment to its articles of incorporation or bylaws, approved by a majority of the outstanding voting shares excluding shares of interested shareholders, expressly electing not to be governed by the affiliated transactions statute, provided that such amendment will not be effective until 18 months after such vote of the corporation's shareholders and will not apply to an affiliated transaction with a person who became an interested shareholder on or prior to the effective date of such amendment.

Neither the Company Articles elected to be governed by the business combinations statute and elected not to be governed by the affiliated transactions statute.

Texas law imposes a special voting requirement for the approval of specific business combinations and related party transactions between public corporations and affiliated shareholders unless the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder. Texas law prohibits specific mergers, sales of assets, reclassifications and other transactions between shareholders beneficially owning 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation’s voting power unless two-thirds of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership. A vote of shareholders is not necessary if the board of directors approves the transaction or approves the purchase of shares by the affiliated shareholder before the affiliated shareholder acquires beneficial ownership of 20% of the shares, or if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.  Neither the Texas Certificate nor the Texas Bylaws address Texas’ business combinations statutes.

Provision	Florida	Texas
Right of Shareholders to Vote on Certain Mergers
In general, Florida law provides that mergers or share exchanges in which the corporation is not the surviving entity or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by each class entitled to vote thereon by a majority vote of all of the votes entitled to be cast on that plan by that class. Florida law also provides that the articles of incorporation or the board of directors recommending the transaction may require a greater affirmative vote.  The Company Articles do not require a greater affirmative vote.

In general, Texas law provides that the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote on a fundamental business transaction (e.g., mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business) is required to approve the transaction.

Appraisal Rights
Under Florida law, dissenting stockholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of (a) the consummation of certain plans of merger or conversion if shareholders are entitled to vote thereon; (b) the consummation of disposition  of all of substantially all the assets of a corporation other than in the usual and regular course of business if shareholders are entitled to vote thereon; (d) an amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created; (e) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the stockholder is entitled to vote on the plan; and (f) any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval.  In addition, dissenters rights also are available with regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder in the manner set forth in the statute.  Unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”) or (b) held of record by more than 2,000 stockholders.  The Company Articles do not provide otherwise.

Under Texas law, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and shareholders of Texas corporations with voting rights have appraisal rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation.  Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (a) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate, (i) listed on a national securities exchange or a similar system, (ii) listed on the NASDAQ Stock Market or a successor quotation system, (iii) designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor system, or (iv) held of record by at least 2,000 owners; (b) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (c) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than (i) ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are (A) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, (B) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor entity, or (C) held of record by at least 2,000 owners, (ii) cash, or (iii) any combination of the ownership interests and cash above.

Provision	Florida	Texas
Indemnification of Directors and Officers
Florida and Texas law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Merger is approved, the indemnification provisions of Texas law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Florida and Texas law.

Florida law generally permits a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  Florida law applies a similar standard in derivative actions, except that indemnification may be made only for (a) expenses and certain amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement; and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.  The Company Articles provide for indemnification of directors to the fullest extent of the law.  The Company Bylaws grant the Company the non-exclusive power to indemnify directors, officers, employees and agents, if, among other things, such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person (a) acted in good faith, (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for (a) willful or intentional misconduct in the performance of the person’s duty to the corporation, (b) breach of the person’s duty of loyalty owed to the enterprise, or (c) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. The Texas Certificate and the Texas Bylaws provide for indemnification of directors to the fullest extent of the law and for indemnification of officers to the same extent as directors are indemnified.  Neither the Texas Certificate nor the Texas Bylaws provide for indemnification of employees or agents.

Advancement of Expenses
Florida law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  The Company Bylaws provide for advancement of expenses under certain circumstances in accordance with Florida law.

Under Texas law, reasonable expenses incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding may be paid or reimbursed by the corporation prior to the final disposition of the proceeding after the corporation receives: (a) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (b) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.  The Texas Bylaws provide for advancement of expenses under certain circumstances in accordance with Texas law.

Limited Liability of Directors
Under Florida law, a director is not personally liable for monetary damages to the corporation, stockholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (i) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, (iii) a circumstance resulting in an unlawful distribution, (iv) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or (v) in a proceeding by or in the right of one other than the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.  Neither the Company Articles nor the Company Bylaws address the liability of directors.

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director’s duties. Texas law does not, however, permit any limitation of the liability of a director for: (a) a breach of the duty of loyalty to the corporation or its shareholders; (b) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (c) a transaction from which the director obtains an improper benefit; or (d) a violation of applicable statutes which expressly provide for the liability of a director.  The Texas Certificate eliminates all monetary liability of directors to the corporation and its shareholders for conduct in the performance of a director’s duties.

STATUTORY RIGHT OF APPRAISAL UNDER FLORIDA LAW

Under Florida law, holders of shares of the Company’s common stock will not be entitled to assert appraisal rights under the FBCA if the Corporation meets certain criteria.  If the Corporation does not meet the criteria, holders of shares of the Company’s common stock as of the Record Date will receive appraisal rights as described below.

Pursuant to Section 607.1302 of the FBCA (referred to as the Appraisal Provisions), a shareholder who does not approve the Merger may exercise appraisal rights and, if the Merger is consummated, obtain the payment of the “fair value” of the shareholder’s shares of the Company’s common stock (as valued immediately prior to the completion of the Merger in accordance with Florida law). The following is a summary of the statutory procedures that a shareholder of a Florida corporation must follow in order to exercise its appraisal rights under Florida law. This does not purport to be a complete statement of the procedure to be followed by shareholders desiring to assert appraisal rights and is qualified in its entirety by reference to Sections 607.1301-607.1333 of the FBCA (referred to as the Appraisal Provisions), the text of which is set forth in full in Annex E.  Since the preservation and exercise of appraisal rights require strict adherence to the Appraisal Provisions, shareholders who might desire to exercise such rights should review such laws carefully, timely consult their own legal advisor, and strictly follow the provisions of Florida law.  A shareholder’s failure to follow any of the applicable procedures may result in termination or waiver of their appraisal rights.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•
You and must deliver to the Company before the vote on the Merger is taken at the Annual Meeting written notice of the your intent to demand payment of fair value if the Merger is consummated ("Demand Notice"); and

•
You must not have voted (or cause or permit his, her or its shares to be voted) in favor of the approval and adoption of the Merger. A vote in favor of the approval and adoption of the Merger Agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

Such Demand Notice should be delivered either in person, via courier or by mail (certified mail, return receipt requested, being the recommended form of transmittal) to: Michael Uffman, Chief Financial Officer, Red Mountain Resources, Inc., 2515 McKinney Avenue, Suite 900, Dallas, Texas 75021.  The Demand Notice must be provided in addition to not voting for the approval of the Merger.  Neither a vote against, a failure to vote for, or an abstention from voting will satisfy the requirement that a Demand Notice be delivered to the Company before the vote is taken.  All Demand Notices must be signed in the same manner as the shares are registered on the books of the Company. If a shareholder has not delivered a Demand Notice before the vote is taken at the Annual Meeting, the shareholder will be deemed to have waived his, her or its appraisal rights.

A shareholder must demand appraisal rights with respect to all of the shares registered in the shareholder's name, except that a record shareholder may assert appraisal rights as to fewer than all of the shares registered in the record shareholder's name but that are owned by one or more beneficial shareholders only if the record shareholder objects with respect to all shares owned by the beneficial shareholder and notifies the Company in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. A beneficial shareholder may assert appraisal rights as to shares held on behalf of the shareholder only if the shareholder (i) submits to the Company the record shareholder's written consent to the assertion of such rights no later than the date specified in the Appraisal Notice for the return of the Appraisal Form as described below, and (ii) does so with respect to all shares that are beneficially owned by the beneficial shareholder.

If the Merger is approved at the Annual Meeting and the Merger becomes effective, we will deliver a written appraisal notice ("Appraisal Notice") to all shareholders who did not vote (or cause or permit their shares to be voted) in favor of the approval of the Merger and who timely delivered to us a Demand Notice (a “dissenting shareholder”), no earlier than the date the Merger becomes effective and no later than 10 days after such date. The Appraisal Notice will be accompanied by a form (the "Appraisal Form") that specifies the date on which the Merger became effective and provides for the dissenting shareholders to state the following information:

•	the shareholder's name and address;

•	the number, classes and series of shares as to which the shareholder asserts appraisal rights;

•	that the shareholder did not vote for the transaction;

•	whether the shareholder accepts our offered estimate of fair value; and

•	if our offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated fair value plus interest.

The Appraisal Notice will provide information as to where the Appraisal Form must be sent, where certificates for certificated shares must be deposited and the date by which the Appraisal Form and those certificates must be deposited (which may not be fewer than 40 nor more than 60 days after the date the Appraisal Notice and Appraisal Form are sent). Please note that a dissenting shareholder will waive the right to demand appraisal with respect to his, her or its shares unless the Appraisal Form is received by us by the date specified in the Appraisal Notice.

The Appraisal Notice will also include (1) our estimate of the fair value of the shares and an offer to pay such fair value to each dissenting shareholder who is entitled to appraisal rights under the FBCA and (2) the date by which written notice of a dissenting shareholder who wishes to withdraw from the appraisal process must be received by us (which date must be within 20 days after the date the Appraisal Form and stock certificates must be returned to us). The Appraisal Notice will be accompanied by our financial statements consisting of a balance sheet, an income statement and cash flow statement for the most recent fiscal year ended and the latest available interim financial statements, if any. A dissenting shareholder may request in writing that we provide to the shareholder, within 10 days after the date the Appraisal Form and the stock certificates must be returned to us, the number of dissenting shareholders who return the Appraisal Forms by the specified date and the total number of shares owned by them. The Appraisal Notice also will be accompanied by a copy of Sections 607.1301 through 607.1333 of the FBCA.

If a dissenting shareholder accepts our offer to purchase his, her or its shares at our estimated fair value, we will make such payment to the shareholder within 90 days after we receive the duly executed Appraisal Form. Once the payment is made, such dissenting shareholder will cease to have any interest in the shares held by such dissenting shareholder prior to the appraisal process.

 If a dissenting shareholder is dissatisfied with our offer to pay our estimated fair value for his, her or its shares, the dissenting shareholder must notify us on the Appraisal Form of the dissenting shareholder's own estimate of the fair value of his, her or its shares and demand payment of that estimate plus interest. If a dissenting shareholder fails to so notify us in writing and on a timely basis, the dissenting shareholder will waive the right to demand payment of his, her or its own estimate of fair value plus interest and will only be entitled to the payment offered by us.

If a dissenting shareholder does not execute and return the Appraisal Form to us (and, in the case of certificated shares, deposit his, her or its stock certificates) as described above, the dissenting shareholder will not be entitled to payment under the FBCA. Once a dissenting shareholder returns the executed Appraisal Form with his, her or its stock certificates, that dissenting shareholder loses all rights as a holder of common stock of the Company unless he, she or it withdraws from the appraisal process by notifying us in writing as provided in the Appraisal Notice. A shareholder who has duly executed and returned the Appraisal Form to us with his, her or its stock certificates may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying us in writing by the date set forth in the Appraisal Notice. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent.

If we and a dissenting shareholder are unable to agree on the fair value of the shares, under Section 607.1330 of the FBCA, we will be required to commence a proceeding within 60 days after receiving the dissenting shareholder's payment demand and petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within such 60−day period, any dissenting shareholder who is dissatisfied with our offer and has demanded payment may commence a proceeding in the name of the surviving corporation. All dissenting shareholders whose demands remain unsettled are required to be made parties to the proceeding. In such a proceeding, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. There is no right to a jury trial. The surviving corporation would be required to pay each dissenting shareholder whose demand remains unsettled the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholders cease to have any interest in their shares.

The court in an appraisal proceeding will determine the costs of the proceeding, including reasonable  compensation and expenses of appraisers appointed by the court, and such costs and expenses will generally be assessed against the surviving corporation. However, all or any part of such costs and expenses may be assessed against all or some of the dissenting shareholders, in such amount as the court finds equitable, if the court finds that the dissenting shareholders acted arbitrarily, vexatiously or not in good faith with respect to the shareholders' appraisal rights. If the court finds that counsel for one shareholder substantially benefited other shareholders, and attorneys' fees should not be assessed against the surviving corporation, the court may award counsel fees to be paid out of the amounts awarded to the shareholders who benefited.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of common stock who receive Newco Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company shareholder who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed Reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the shareholders of the Company upon conversion of their common stock into Newco Common Stock pursuant to the change of domicile;

•
The aggregate tax basis of the Newco Common Stock received by each shareholder of the Company in the change of domicile should be equal to the aggregate tax basis of common stock converted in exchange therefor;

•
The holding period of Newco Common Stock received by each shareholder of the Company in the change of domicile should include the period during which the shareholder held his or her common stock converted therefor, provided such common stock is held by the shareholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the IRS or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

Vote Required

Proposal 5 requires the affirmative vote of the holders of a majority of our outstanding shares of common stock on the Record Date that are entitled to vote on the Merger proposal.  Accordingly, the failure to vote your shares in favor of the Merger proposal for any reason whatsoever, whether by voting no, failing to vote, abstaining, or allowing a “broker non-vote,” will have the same effect as a vote “AGAINST” the Merger proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION OF THE COMPANY FROM FLORIDA TO TEXAS.

PROPOSAL 6

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the fiscal year ended May 31, 2013 was Hein & Associates LLP (“Hein”). It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Company has selected Hein as the Company’s principal independent registered public accounting firm for the fiscal year ending June 30, 2014. Shareholder ratification of the appointment is not required under the laws of the State of Florida, but the Board has decided to ascertain the position of the shareholders on the appointment. The Company will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Company may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Company feels that such a change would be in the Company’s and its shareholders’ best interests.

Vote Required

Proposal 6 will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast opposing such proposal. Broker-non votes and abstentions will not count as votes in favor of or against the proposal and will have no effect on the vote total for the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF HEIN & ASSOCIATES LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2014.

Changes in Principal Accountant

On August 22, 2011, the Company engaged Hein & Associates LLP (“Hein”) as the Company’s independent registered public accounting firm, which engagement was subject to approval by the Company’s Board of Directors. On August 30, 2011, the Company’s Board of Directors approved the dismissal of L J Soldinger Associates LLC (“LJ Soldinger”) and the engagement of Hein as the Company’s independent registered public accounting firm. The engagement of LJ Soldinger was terminated effective upon completion of LJ Soldinger’s audit of the financial statements of Black Rock Capital Inc. (formerly Black Rock Capital LLC and predecessor to the Company) for the fiscal year ended May 31, 2011, which occurred on October 24, 2011.

LJ Soldinger’s report on the financial statements for the Company for the two fiscal years prior to its dismissal did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report of LJ Soldinger accompanying the Company’s audited financial statements as of January 31, 2011 and 2010 and for the year and period then ended, respectively, contained an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern.

During the two fiscal years preceding LJ Soldinger’s dismissal and the subsequent interim period preceding termination on October 24, 2011, there were no disagreements with LJ Soldinger on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LJ Soldinger, would have caused LJ Soldinger to make reference to the subject matter of the disagreements in connection with its report.  During the two fiscal years and the subsequent interim period preceding October 24, 2011, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided LJ Soldinger with a copy of the above disclosures and requested LJ Soldinger to furnish a letter addressed to the SEC stating whether or not it agrees with such disclosures.  A copy of LJ Soldinger’s letter dated June 21, 2012 is attached as Exhibit 16 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed with the SEC on June 21, 2012.

During the two fiscal years and the subsequent interim period preceding the engagement of Hein, the Company did not consult Hein regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Hein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Fees Incurred for Services by Principal Accountant

Aggregate fees for professional services provided to us by Hein, our principal accountant for the fiscal years ended May 31, 2013 and 2012 were as follows:

	Fiscal Year Ended May 31,
	2013	2012
Audit Fees(1)	$492,589	$382,512
Audit-Related Fees(2)	—	122,150
Tax Fees(3)	77,431	7,235
All Other Fees	—	—
Total	$570,020	$511,897
___________
(1)	Audit services billed consisted of the audits of our annual consolidated financial statements and reviews of our quarterly condensed consolidated financial statements.
(2)	Audit-related fees principally include costs incurred related to audit-related work regarding proposed acquisitions.
(3)	Tax fees include tax compliance and tax planning.

Audit Committee Approval

We do not have a separately designated audit committee.  However, our three independent directors perform the functions of our audit committee.  All of the foregoing services were pre-approved by our independent directors.

We do not have a formal pre-approval policy.  In accordance with Section 10A(i) of the Exchange Act, before we engage our independent registered public accounting firm to render audit or non-audit services, our independent directors have pre-approved, and will continue to pre-approve, such services.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our Board and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers, and regular employees at nominal cost.  Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.  We also intend to retain a proxy solicitation firm to assist us in the solicitation of proxies.  If we retain a proxy solicitation firm, we will name them in our definitive proxy materials.  We anticipate that the costs associated with retaining such a firm will not exceed $15,000.

SHAREHOLDERS SHARING AN ADDRESS

Shareholders sharing an address with another shareholder may receive only one set of proxy materials to that address unless they have provided contrary instructions. Any such shareholder who wishes to receive a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from:

Red Mountain Resources, Inc.
2515 McKinney Avenue, Suite 900
Dallas, Texas 75201
Attention: Corporate Secretary
Telephone: (214) 871-0400

Similarly, shareholders sharing an address with another shareholder who have received multiple copies of the Company’s proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. To be included in the 2014 annual meeting of shareholders, proposals from shareholders must be received by the Company no later than July [●], 2014, and must otherwise comply with the requirements of Rule 14a-8.

Any proposal submitted with respect to our 2014 annual meeting of shareholders that is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal on or before September [●], 2014.  Proposals received after this date will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act and our proxies will have discretionary voting authority with respect to such proposal, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

Our board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy as they may deem appropriate in their judgment.

By Order of the Board of Directors

Alan W. Barksdale, Chairman of the Board

Dallas, Texas
November [●], 2013

Annex A

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION (CERTIFICATE OF FORMATION) TO EFFECT REVERSE STOCK SPLIT

“Upon the effectiveness of this amendment to the Articles of Incorporation (Certificate of Formation) of the Corporation (the “Effective Time”), each shares of the Corporation’s common stock, par value $0.00001 per share (the “Common Stock”) issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one fully paid and nonassessable share of Common Stock. Fractional shares shall be cashed out by delivery of the fair market value thereof. To reflect such reverse stock split, each certificate representing shares of Common Stock issued and outstanding prior to the reverse stock split (subject to the treatment of fractional shares, as provided above) shall represent one-    of the number of shares of Common Stock issued and outstanding prior to such reverse stock split; and the holder of record of each such certificate may receive a new certificate representing one-   of the number of shares of Common Stock represented by said certificate for theretofore issued and outstanding shares.”

Annex B

FORM OF AGREEMENT AND PLAN OF MERGER

BETWEEN

RED MOUNTAIN RESOURCES, INC.,
A FLORIDA CORPORATION

AND

RED MOUNTAIN RESOURCES, INC.,
A TEXAS CORPORATION

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of                     , 2013 is made by and between Red Mountain Resources, Inc., a Florida corporation (the “Company”), and Red Mountain Resources, Inc., a Texas corporation and a wholly owned subsidiary of the Company (“Newco”).

In consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the Texas Business Organizations Code (the “TBOC”) and the Florida Business Corporation Act (the “FBCA”), the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

ARTICLE I
TERMS AND CONDITIONS OF MERGER; EFFECTIVE TIME

1.1. Terms and Conditions of Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, the Company shall be merged with and into Newco whereupon the separate existence of the Company shall cease (the “Reincorporation Merger”). Newco shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be governed by the laws of the State of Texas. The Reincorporation Merger shall have the effects specified in the TBOC and in the FBCA and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

1.2. Effective Time. The date and hour on which the Reincorporation Merger occurs and becomes effective is hereinafter referred to as the “Effective Time.” The Reincorporation Merger shall be effective upon the filing of the Certificate of Merger of Newco with the Secretary of State of the State of Texas pursuant to Chapter 10 of the TBOC and the simultaneous filing of the Articles of Merger of the Surviving Corporation with the Department of State of the State of Florida pursuant to Section 607.1109 of the FBCA, which shall take place as soon as practicable following the approval and/or adoption, as applicable, of this Agreement by the stockholder and directors of Newco and the requisite stockholders and the directors of the Company and compliance with Section 14(a) of the Securities Exchange Act of 1934, as amended.

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

2.1. The Certificate of Incorporation. The certificate of incorporation of Newco in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

2.2. The Bylaws. The bylaws of Newco in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

3.1. Officers. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.2. Directors. The directors of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
STOCK AND STOCK CERTIFICATES

4.1. Effect of Reincorporation Merger on Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Newco or the stockholders of the Company:

(a) Each share of common stock of the Company (the “Company Common Stock”) outstanding or held in the treasury of the Company immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock of Newco (the “Newco Common Stock”), and all Company Common Stock shall be automatically cancelled and retired and shall cease to exist.

(b) Each warrant of the Company issued and outstanding immediately prior to the Effective Time shall be automatically (i) converted into an identical security of Newco (including, without limitation, the same exercise price, vesting conditions and expiration date) and (ii) immediately following the Effective Time, shall represent the right to acquire the number of shares of Newco Common Stock that is equal to the number of shares of Company Common Stock acquirable upon the exercise of such warrant immediately prior to the Effective Time. The same number of shares of Newco Common Stock shall be reserved for purposes of the exercise of such warrants as is equal to the number of shares of the common stock of the Company so reserved immediately prior to the Effective Time.

(c) Each share of Newco Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

(d) Each share of preferred stock of the Company (the “Company Preferred Stock”) outstanding or held in the treasury of the Company immediately prior to the Effective Time shall be automatically converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of preferred stock of Newco (the “Newco Preferred Stock”), and all Company Preferred Stock shall be automatically cancelled and retired and shall cease to exist.

4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock, Company Preferred Stock, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective Newco Common Stock, Newco Preferred Stock, warrants, or other securities, as the case may be, into which the shares of Company Common Stock, Company Preferred Stock, warrants or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Newco Common Stock, Newco Preferred Stock, warrants, or other securities of Newco, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V
CONDITIONS

5.1. Stockholder Approval of Reincorporation Merger. The respective obligations of each party hereto to effect the Reincorporation Merger are subject to the receipt by the Company of approval of the requisite holders of its shares required to approve this Agreement and the transactions contemplated hereby pursuant to Section 607.1104 of the FBCA.

ARTICLE VI
TERMINATION

6.1. Termination. This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Newco, or any of their respective stockholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

7.1. Modification or Amendment. Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the requisite stockholders of the Company shall not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of Company Common Stock or (ii) alter or change any of the terms or conditions of this Agreement if such alteration or change would materially and adversely affect the Company or the holders of Company Common Stock.

7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Texas, without regard to the conflict of law principles thereof.

7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

7.5. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

7.7. Headings. The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

RED MOUNTAIN RESOURCES, INC., A FLORIDA CORPORATION		RED MOUNTAIN RESOURCES, INC., A TEXAS CORPORATION
By:		By:
	Name:		Name:
	Title:		Title:

Annex C

CERTIFICATE OF FORMATION
OF
RED MOUNTAIN RESOURCES, INC.

THE UNDERSIGNED, acting as the organizer of a corporation under and in accordance with the Business Organizations Code of the State of Texas (the “TBOC”), hereby adopts the following Certificate of Formation (this “Certificate”) for such corporation:

ARTICLE I
NAME AND TYPE OF ENTITY

The name of the entity is Red Mountain Resources, Inc. (the “Corporation”).  The Corporation is a for-profit corporation.

ARTICLE II
PURPOSE

The purpose for which the Corporation is organized is the transaction of any or all lawful business for which a for-profit corporation may be formed under the TBOC.

ARTICLE III
REGISTERED AGENT

The street address of the initial registered office of the Corporation in the State of Texas is 350 N. Saint Paul St., Suite 2900, Dallas, Texas 75201-4234, and the name of the Corporation’s initial registered agent at such address is CT Corporation System.

ARTICLE IV
CAPITALIZATION

Section 4.1   Authorized Capital Stock.

The total number of shares of capital stock that the Corporation is authorized to issue is shares, divided into two classes consisting of (a)  shares of common stock, par value $0.00001 per share (“Common Stock”), and (b) one hundred million (100,000,000) shares of preferred stock, par value $0.0001 per share (“Preferred Stock”).

Section 4.2   Blank Check Preferred.

(a)           Shares of Preferred Stock may be issued in one or more series from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board and included in a certificate of designation filed pursuant to the TBOC or as stated or expressed herein (a “Preferred Stock Designation”), and the Board is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

(b)           Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate (including any Preferred Stock Designation), the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the Board.

Section 4.3   Series A Preferred Stock.

(a)           Number of Shares and Designation.  Out of the one hundred million (100,000,000) authorized shares of Preferred Stock, there shall be created a series of Preferred Stock designated as “10% Series A Cumulative Redeemable Preferred Stock,” par value $0.0001 per share (the “Series A Preferred Stock”), and the number of shares that shall constitute such series shall be 1,200,000.  The Series A Preferred Stock shall have the designations and preferences, limitations and other relative rights as set forth in this Section 4.3.

(b)           Definitions.  For purposes of the Series A Preferred Stock and as used in this Section 4.3, the following terms shall have the meanings indicated:

“Asset Coverage Ratio” means the ratio, determined on a consolidated basis, without duplication, in accordance with generally accepted accounting principles, of (a) total assets less goodwill, intellectual property and other intangible assets but excluding intangible drilling costs, divided by (b) the sum of total debt plus the aggregate liquidation preference of the Series A Preferred Stock, Senior Stock and Parity Stock then outstanding, less cash, cash equivalents and marketable securities.  The Asset Coverage Ratio shall be calculated based on our balance sheet for the most recent fiscal period then ended that has been filed with the SEC on a pro forma basis after giving effect to (i) the issuance of such additional debt (excluding any borrowings under the Credit Facility or any revolving credit facility in replacement thereof), Series A Preferred Stock, Senior Stock or Parity Stock and (ii) the application of the proceeds from the issuance of such additional debt (excluding any borrowings under the Credit Facility or any revolving credit facility in replacement thereof), Series A Preferred Stock, Senior Stock or Parity Stock.  Notwithstanding the classification of the Series A Preferred Stock on the Corporation’s balance sheet, the Series A Preferred Stock shall not be deemed debt for purposes of the Asset Coverage Ratio.

“Board” shall mean the board of directors of the Corporation or any committee of members of the board of directors authorized by such board to perform any of its responsibilities with respect to the Series A Preferred Stock.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which state or federally chartered banking institutions in New York, New York or Dallas, Texas are authorized or required by law, regulation or executive order to close.

“Bylaws” shall mean the Bylaws of the Corporation, as may be amended from time to time.

“Call Date” shall mean the date fixed for redemption of the Series A Preferred Stock and specified in the notice to holders required under Section 4.3(e)(vi) hereof as the Call Date.

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“Change of Control” shall mean when, after the original issuance of the Series A Preferred Stock, the following has occurred and is continuing: (i) the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Exchange Act of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of stock of the Corporation entitling that person to exercise more than 50% of the total voting power of all shares of stock of the Corporation entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition) and (ii) following the closing of any transaction referred to in (i) above, the Corporation, if it is the surviving entity, or the acquiring or surviving entity, if the Corporation is not the surviving entity, has a class of common securities (or American Depositary Receipts representing such securities) listed on a National Exchange; provided, however, that a merger effected to change the jurisdiction of incorporation of the Corporation shall not be deemed a Change of Control.

“Common Shares” shall mean the shares of common stock, $0.0001 par value, of the Corporation.

“Credit Facility” shall mean the $100.0 million revolving credit facility provided pursuant to that certain Senior First Lien Secured Credit Agreement by and among the Corporation, Cross Border Resources, Inc., Black Rock Capital, Inc. and RMR Operating, LLC, as the Borrowers, and Independent Bank, as Lender, dated as of February 5, 2013, as the same may be amended from time to time.

“Default Rate” shall mean 12.00% per annum.

“Dividend Default” shall have the meaning set forth in Section 4.3(c)(ii) hereof.

“Dividend Payment Date” shall have the meaning set forth in Section 4.3(c)(i) hereof.

“Dividend Periods” shall mean quarterly dividend periods commencing on the first day of each of January, April, July and October and ending on and including the day preceding the first day of the next succeeding Dividend Period; provided, however, that any Dividend Period during which any Series A Preferred Stock shall be redeemed pursuant to Section 4.3 hereof shall end on but shall not include the Call Date only with respect to the Series A Preferred Stock being redeemed.

“Dividend Rate” shall mean the dividend rate accruing on the Series A Preferred Stock, as applicable from time to time pursuant to the terms hereof.

“Dividend Record Date” shall have the meaning set forth in Section 4.3(c)(i) hereof.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Financial Covenant” shall mean the obligation of the Corporation to have an Asset Coverage Ratio of 2.0 or greater as of the date of any issuance of additional debt (excluding any borrowings under the Credit Facility or any revolving credit facility in replacement thereof), Series A Preferred Stock, Senior Stock or Parity Stock.

“Financial Covenant Default” shall have the meaning set forth in Section 4.3(i) hereof.

“Junior Stock” shall have the meaning set forth in Section 4.3(g)(iii) hereof.

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“Listing Default” shall have the meaning set forth in Section 4.3(c)(iii) hereof.

“National Market” shall means the New York Stock Exchange (NYSE), NYSE MKT LLC, National Association of Securities Dealers Automated Quotations (NASDAQ) or any comparable national securities exchange or national securities market.

“Optional Redemption Right” shall have the meaning set forth in Section 4.3(e)(i) hereof.

“Parity Stock” shall have the meaning set forth in Section 4.3(g)(ii) hereof.

“person” shall mean any individual, firm, partnership, limited liability company, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

A “Quarterly Dividend Default” shall occur if the Corporation fails to pay cash dividends on the Series A Preferred Stock in full for any Dividend Period.

“SEC” shall have the meaning set forth in Section 4.3(j) hereof.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

“Senior Stock” shall have the meaning set forth in Section 4.3(g)(i) hereof.

“Series A Preferred Stock” shall have the meaning set forth in Section 4.3(a) hereof.

“set apart for payment” shall be deemed to include, without any further action, the following: the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry that indicates, pursuant to an authorization by the Board and a declaration of dividends or other distribution by the Corporation, the initial and continued allocation of funds to be so paid on any series or class of shares of stock of the Corporation; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Series A Preferred Stock shall mean irrevocably placing such funds in a separate account or irrevocably delivering such funds to a disbursing, paying or other similar agent.

“Stated Rate” shall mean 10.00% per annum.

“Transfer Agent” means Broadridge Corporate Issuer Solutions, Inc., or such other agent or agents of the Corporation as may be designated by the Board or its duly authorized designee as the transfer agent, registrar and dividend disbursing agent for the Series A Preferred Stock.

“Voting Preferred Shares” shall have the meaning set forth in Section 4.3(h)(i) hereof.

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(c)              Dividends.

(i)           Holders of shares of the Series A Preferred Stock are entitled to receive, when, as and if declared by the Board or a duly authorized committee thereof, out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the rate per annum equal to the Dividend Rate of the $25.00 per share stated liquidation preference of the Series A Preferred Stock (equivalent to a fixed annual amount of $2.50 per year per share). Except as otherwise provided in Section 4.3(c)(ii), Section 4.3(c)(iii) and Section 4.3(i) hereof, the Dividend Rate shall be equal to the Stated Rate. Such dividends shall accrue and accumulate, whether or not earned or declared, on each issued and outstanding share of the Series A Preferred Stock from (and including) the original date of issuance of such share and shall be payable quarterly in arrears on each January 15, April 15, July 15, and October 15 of each year (each such day being hereinafter called a “Dividend Payment Date”); provided, that if any Dividend Payment Date is not a Business Day, then the dividend that would otherwise have been payable on such Dividend Payment Date (if declared) may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day. Any dividend payable on the Series A Preferred Stock for any partial Dividend Period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. Any dividend payable on the Series A Preferred Stock for a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be the last day of the applicable Dividend Period (each such date, a “Dividend Record Date”).

(ii)           Upon the occurrence of six accumulated, accrued and unpaid Quarterly Dividend Defaults, whether consecutive or non-consecutive (a “Dividend Default”), then:

(A)           the Dividend Rate shall increase to the Default Rate, commencing on the first day after the Dividend Payment Date on which a Dividend Default occurs and for each subsequent Dividend Payment Date thereafter until such time as the Corporation has (1) paid all accumulated accrued and unpaid dividends on the Series A Preferred Stock in full and (2) timely paid in full and in cash the accrued dividends for two subsequent Dividend Periods ending following the payment made pursuant to Section 4.3(c)(ii)(A)(1) hereof, at which time, on the day after such second Dividend Period pursuant to this Section 4.3(c)(ii)(A)(2), the Dividend Rate shall revert to the Stated Rate;

           (B)           when the Dividend Default is cured and the Dividend Rate reverts to the Standard Rate, a second Dividend Default shall not occur until the Corporation has an additional six accumulated, accrued and unpaid Quarterly Dividend Defaults, whether consecutive or non-consecutive after the initial default is cured; and

(C)           until such time as the Dividend Rate reverts to the Stated Rate pursuant to Section 4.3(c)(iii) hereof, the holders of Series A Preferred Stock will have the voting rights described in Section 4.3(h) hereof.

(iii)           No later than April 30, 2014, the Corporation shall cause the Series A Preferred Stock to be listed on a National Market.  If the Corporation fails to cause such listing by April 30, 2014, the Dividend Rate shall increase by one-half percent per quarter up to an amount not to exceed the Default Rate, until such listing occurs.  Once the Series A Preferred Stock becomes listed on a National Market, if the Corporation fails to maintain a listing on a National Market for the Series A Preferred Stock for 180 consecutive days or longer (a “Listing Default”), then:

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(A)           the Dividend Rate shall increase to the Default Rate, commencing on the day after the Listing Default and continuing until such time as the Corporation has cured the Listing Default by again listing the Series A Preferred Stock on a National Market, at which time the Dividend Rate shall revert to the Stated Rate; and

(B)           until such time as the Dividend Rate reverts to the Stated Rate pursuant to Section 4.3(c)(iii)(A) hereof, the holders of Series A Preferred Stock will have the voting rights described in Section 4.3(h) hereof.

(iv)           No dividend on the Series A Preferred Stock will be declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration, payment or setting aside of funds is restricted or prohibited under the TBOC or other applicable law; provided, however, notwithstanding anything to the contrary contained herein, dividends on the Series A Preferred Stock shall continue to accrue and accumulate regardless of whether: (A) any or all of the foregoing restrictions exist; (B) the Corporation has earnings or profits; (C) there are funds legally available for the payment of such dividends; or (D) such dividends are declared by the Board. Accrued and unpaid dividends on the Series A Preferred Stock will accumulate as of the Dividend Payment Date on which they first become payable or on the date of redemption of the Series A Preferred Stock, as the case may be.

(v)           Except as provided in the next sentence, unless all accumulated accrued and unpaid dividends on the Series A Preferred Stock are contemporaneously declared and paid in cash or declared and a sum of cash sufficient for the payment thereof is set apart for payment for all past Dividend Periods with respect to which full dividends were not paid on the Series A Preferred Stock, no dividends (other than in Junior Stock as to dividends and upon liquidation) will be declared or paid or set apart for payment on any Junior Stock or Parity Stock, nor shall any Junior Stock or Parity Stock be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such stock). When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart for payment) upon the Series A Preferred Stock and upon all Parity Stock, all dividends declared, paid or set apart for payment upon the Series A Preferred Stock and all such Parity Stock shall be declared and paid pro rata or declared and set apart for payment pro rata so that the amount of dividends declared per share of Series A Preferred Stock and per share of such Parity Stock shall in all cases bear to each other the same ratio that accumulated dividends per share of Series A Preferred Stock and such other Parity Stock (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such other Parity Stock do not bear cumulative dividends) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series A Preferred Stock which may be in arrears, whether at the Stated Rate or at the Default Rate. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart for payment) upon the Series A Preferred Stock and upon all Parity Stock, all dividends declared, paid or set apart for payment upon the Series A Preferred Stock and all such Parity Stock shall be declared and paid pro rata or declared and set apart for payment pro rata so that the amount of dividends declared per share of Series A Preferred Stock and per share of such Parity Stock shall in all cases bear to each other the same ratio that accumulated dividends per share of Series A Preferred Stock and such other Parity Stock (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such other Parity Stock do not bear cumulative dividends) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series A Preferred Stock which may be in arrears, whether at the Stated Rate or at the Default Rate.

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(vi)           Holders of Series A Preferred Stock shall not be entitled to any dividend in excess of all accumulated accrued and unpaid dividends on the Series A Preferred Stock as described in this Section 4.3(c). Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated accrued and unpaid dividend due with respect to such shares which remains payable at the time of such payment.

(d)           Liquidation Preference.

(i)           Subject to the rights of the holders of Senior Stock and Parity Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, each holder of the Series A Preferred Stock shall be entitled to receive out of our assets legally available for distribution to the shareholders an amount of cash equal to $25.00 per share of Series A Preferred Stock plus an amount in cash equal to all accumulated accrued and unpaid dividends thereon (whether or not earned or declared) to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Series A Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of any class or series of Parity Stock as to the distribution of assets on any liquidation, dissolution or winding up of the Corporation, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Stock and any such other Parity Stock ratably in accordance with the respective amounts that would be payable on such Series A Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full. For the purposes of this Section 4.3(d), none of (A) a consolidation or merger of the Corporation with one or more corporations or other entities, (B) a sale, lease or transfer of all or substantially all of the Corporation’s assets or (C) a statutory share exchange shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

(ii)           Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series A Preferred Stock at the respective address of such holders as the same shall appear on the stock transfer records of the Corporation.

(iii)           Subject to the rights of the holders of Senior Stock and Parity Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4.3(d), any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

(e)           Redemption.

(i)           Optional Redemption Right.  The Series A Preferred Stock shall not be redeemable by the Corporation prior to July 15, 2014, except following a Change of Control as provided in Section 4.3(e)(iii) hereof. On and after July 15, 2014, the Corporation may redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time in part, at the option of the Corporation, for cash, at a redemption prices (expressed as percentages of the liquidation preference) set forth in the following table (the “Optional Redemption Right”), plus the amounts indicated in Section 4.3(e)(iv) hereof:

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Redemption Dates	Redemption Prices (expressed as percentage of liquidation preference)
July 15, 2014	105%
July 15, 2015	103%
July 15, 2016	100%

(ii)           Partial Redemption.  If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Optional Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Corporation.

(iii)           Mandatory Redemptions.  Upon the earlier to occur of (A) July 15, 2018 and (B) no later than 120 days after the first date on which the Change of Control has occurred, the Corporation shall redeem all of the outstanding Series A Preferred Stock for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends on the Series A Preferred Stock as provided in Section 4.3(e)(iv) hereof (whether or not declared).

(iv)           Unpaid Dividend.  Upon any redemption of Series A Preferred Stock pursuant to this Section 4.3(e), the Corporation shall, subject to the next sentence, pay any accumulated accrued and unpaid dividends in arrears for any Dividend Period ending on or prior to the Call Date. If the Call Date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, then each holder of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock called for redemption.

(v)           Additional Limitation on Redemption.  If all accumulated accrued and unpaid dividends on the Series A Preferred Stock and any other class or series of Parity Stock of the Corporation have not been paid in cash (or, with respect to any Parity Stock, in Parity Stock), or declared and set apart for payment in cash (or, with respect to any Parity Stock, in Parity Stock) for any prior Dividend Payment Date, then the Series A Preferred Stock shall not be redeemed under this Section 4.3(e) in part and the Corporation shall not purchase or acquire any shares of Series A Preferred Stock, except pursuant to (A) a purchase or exchange offer made on the same terms to all holders of Series A Preferred Stock and Parity Stock, (B) a mandatory redemption made pursuant to Section 4.3(e)(iii) hereof, or (C) an exchange for Junior Stock.

(vi)           Redemption Procedures.  Notice of the redemption of any Series A Preferred Stock under this Section 4.3(e) shall be mailed by first class mail to each holder of record of Series A Preferred Stock to be redeemed at the address of each such holder as shown on the Corporation’s records, not less than 30 nor more than 60 days prior to the Call Date. Neither the failure to mail any notice required by this Section 4.3(e)(vi), nor any defect therein or in the mailing thereof, to any particular holder, shall affect the sufficiency of the notice or the validity of the proceedings for redemption with respect to the other holders. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given on the date mailed whether or not the holder receives the notice. Each such mailed notice shall state, as appropriate: (A) the Call Date; (B) the number of shares of Series A Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (C) the redemption price per share of Series A Preferred Stock (determined as set forth in Sections 4.3(e)(i) or (iii), as applicable) plus accumulated accrued and unpaid dividends to, but not including, the Call Date (determined as set forth in Section 4.3(e)(iv)); (D) if any shares are represented by certificates, the place or places at which certificates for such shares are to be surrendered; (E) that dividends on the shares to be redeemed shall cease to accrue on such Call Date except as otherwise provided herein; and (F) any other information required by law or by the applicable rules of any exchange or national securities market upon which the Series A Preferred Stock may be listed or admitted for trading. Notice having been mailed as aforesaid, from and after the earlier of (Y) the Call Date (unless the Corporation shall fail to make available an amount of cash necessary to effect such redemption) or (Z) the date that the Corporation has fulfilled its obligation to provide the cash necessary to effect such redemption in accordance with Section 4.3(e)(vii) below, (1) except as otherwise provided herein, dividends on the Series A Preferred Stock so called for redemption shall cease to accrue, (2) said shares shall no longer be deemed to be outstanding, (3) all rights of the holders thereof as holders of Series A Preferred Stock shall cease (except the right to receive cash payable upon such redemption, without interest thereon, upon surrender and endorsement of their certificates if so required and to receive any dividends payable thereon), and (4) in the case of a redemption of all of the then outstanding shares of Series A Preferred Stock, the term of office of any directors elected to the Board by the holders of the Series A Preferred Stock pursuant to Section 4.3(h) hereof shall terminate effective immediately and the number of directors constituting the Board shall decrease accordingly.

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(vii)           Set Asides.  The Corporation’s obligation to provide cash in accordance with the preceding Section 4.3(e)(vi)(Z) shall be deemed fulfilled if, on or before the Call Date, the Corporation shall irrevocably deposit funds necessary for such redemption, in trust, with a bank or trust company that has, or is an affiliate of a bank or trust company that has, capital and surplus of at least $50 million, with irrevocable instructions that such cash be applied to the redemption of the Series A Preferred Stock so called for redemption, in which case the notice to holders of the Series A Preferred Stock will (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates, if any, representing such shares at such place on or about the date fixed in such redemption notice (which may not be later than the Call Date) against payment of the redemption price (including all accumulated accrued and unpaid dividends to the Call Date, determined as set forth in Section 4.3(e)(iv). No interest shall accrue for the benefit of the holders of Series A Preferred Stock to be redeemed on any cash so set aside by the Corporation pursuant to this Section 4.3(e)(vii). Subject to applicable escheat laws, any such cash unclaimed at the end of one year from the Call Date shall revert to the general funds of the Corporation after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of such cash.

(viii)           Surrender and Payment.  As promptly as practicable after the surrender in accordance with said notice of the certificates, if any, for any such shares so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and if the notice shall so state), such shares shall be exchanged for any cash (without interest thereon) for which such shares have been redeemed. If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares of Series A Preferred Stock represented by any certificate are redeemed, then new certificates representing the unredeemed shares shall be issued without cost to the holder thereof.

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(f)           Status of Acquired Shares.  All shares of Series A Preferred Stock issued and redeemed by the Corporation in accordance with Section 4.3(e) hereof, or otherwise acquired by the Corporation, shall be restored to the status of authorized but unissued shares of undesignated Preferred Stock of the Corporation.

(g)           Ranking.  Any class or series of shares of stock of the Corporation shall be deemed to rank:

(i)           prior to the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock (“Senior Stock”);

(ii)           on a parity with the Series A Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A Preferred Stock, if the holders of such class or series and the Series A Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other (“Parity Stock”); and

(iii)           junior to the Series A Preferred Stock, as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be the Common Shares or any other class or series of shares of stock of the Corporation now or hereafter issued and outstanding over which the Series A Preferred Stock have preference or priority in the payment of dividends and in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation (“Junior Stock”).

(h)           Voting Rights.

(i)   The Series A Preferred Stock shall have no voting rights, except as set forth in this Section 4.3(h) or required under the TBOC. In the circumstances identified in Section 4.3(c)(ii) hereof, the number of directors then constituting the Board shall increase by at least two, if not already increased by reason of similar types of provisions with respect to Parity Stock which are entitled to similar voting rights, and the holders of Series A Preferred Stock, together with the holders of shares of every other series of Parity Stock upon which like voting rights have been conferred and are exercisable (any such other series, the “Voting Preferred Shares”), voting together as a single class regardless of series, shall be entitled to elect two directors. In the circumstances identified in Section 4.3(c)(iii) hereof, the number of directors then constituting the Board shall increase by at least one, if not already increased by reason of similar types of provisions with respect to Parity Stock which are entitled to similar voting rights, and the holders of Series A Preferred Stock, together with the holders of shares of every other series of Voting Preferred Shares, voting together as a single class regardless of series, shall be entitled to elect one director. Such directors shall be elected at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Series A Preferred Stock and the Voting Preferred Shares called as provided in Section 4.3(h)(ii) hereof; in each instance in accordance with the Bylaws. The directors elected at any such annual or special meeting shall hold office until the first annual meeting of shareholders or special meeting held in lieu thereof if such term shall not have previously terminated as provided below. If any vacancy shall occur as to the director elected by the holders of the Series A Preferred Stock and holders of the Voting Preferred Shares, a successor shall be elected by holders of Series A Preferred Stock and holders of the Voting Preferred Shares in accordance with Section 4.3(h)(ii). Such voting rights shall continue until terminated as provided in Sections 4.3(c)(ii) and (iii) hereof, as applicable, whereupon the term of office of such directors elected to the Board by the holders of the Series A Preferred Stock and the Voting Preferred Shares shall terminate effective immediately and the number of directors constituting the Board shall decrease accordingly.

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(ii)           At any time after the voting power conferred in Section 4.3(h)(i) hereof shall have been so vested in the holders of Series A Preferred Stock and the Voting Preferred Shares, the Secretary of the Corporation may, and upon the written request of any holder of Series A Preferred Stock (addressed to the Secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Preferred Stock and of the Voting Preferred Shares for the election of the directors to be elected by them to the Board as herein provided, such call to be made by notice similar to that provided in the Bylaws for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 75 days after receipt of any such request, then any holder of Series A Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the share records of the Corporation for the Series A Preferred Stock and Voting Preferred Shares.

(iii)           So long as any shares of Series A Preferred Stock are outstanding, the affirmative vote of the holders of at least two-thirds of the then-outstanding Series A Preferred Stock, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(A)           Any amendment, alteration or repeal of any of the provisions of this Certificate or the Bylaws that materially and adversely affects the rights, preferences or voting power of the Series A Preferred Stock; provided, however, that an amendment to the provisions of this Certificate so as to (1) authorize or create, or to increase the authorized amount of, the Series A Preferred Stock, any Parity Stock or any Junior Stock; or (2) to effectuate a reverse stock split, in each case shall not be deemed to materially or adversely affect the rights, preferences or voting power of the Series A Preferred Stock; provided, further, however, that if such amendment would materially and adversely affect any voting powers, rights, or preferences of the Series A Preferred Stock and any other series of Voting Preferred Shares but not all other series of Voting Preferred Shares, the affirmative vote of at least two-thirds of the Series A Preferred Stock and other similarly affected Voting Preferred Shares shall be required;

(B)           A statutory share exchange that affects the Series A Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation; provided, however, that no such vote of the holders of Series A Preferred Stock shall be required in connection with any such statutory share exchange, consolidation or merger if (1) the Corporation is the surviving entity and the Series A Preferred Stock remains outstanding with no material and adverse change to its terms, voting powers, preferences and rights, or (2) the resulting surviving entity or transferee entity is organized under the laws of any state and the Series A Preferred Stock is substituted or exchanged for other preferred equity or shares of the surviving entity having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or distributions, qualifications and terms or conditions of redemption thereof substantially similar to that of a share of Series A Preferred Stock (except for changes that do not materially and adversely affect the Series A Preferred Stock);

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(C)           The authorization, reclassification or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into or exchangeable for Senior Stock;

provided, however, in the case of (A), (B) and (C) above, that no such vote of the holders of Series A Preferred Stock shall be required if, at or prior to the time when such amendment, alteration, repeal, share exchange, consolidation or merger is to take effect, or when the issuance of any such Senior Stock or convertible security is to be made, as the case may be, such outstanding shares of Series A Preferred Stock are subject to a notice of redemption pursuant to Section 4.3(e) and a deposit is made for the redemption in cash of such shares of Series A Preferred Stock as provided in Section 4.3(e)(vii) hereof for a redemption price determined under the appropriate paragraph of Section 4.3(e) hereof.

For purposes of Sections 4.3(h)(i), (ii) and (iii) hereof, each share of Series A Preferred Stock shall have one vote per share, except that when any other series of Voting Preferred Shares shall have the right to vote with the Series A Preferred Stock as a single class on any matter, then the Series A Preferred Stock and such other series shall have with respect to such matters one vote per $25.00 of stated liquidation preference. Except as set forth herein, the Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers other than as set forth herein, and the consent of the holders thereof shall not be required for the taking of any corporate action.

No amendment to these terms of the Series A Preferred Stock shall require the vote of the holders of Common Stock (except as required by law) or any series of Preferred Stock other than the Voting Preferred Shares.

(i)           Financial Covenant Default.  Upon the failure of the Corporation to comply with the Financial Covenant (a “Financial Covenant Default”), the Dividend Rate shall increase to the Default Rate, commencing on the first day after the occurrence of the Financial Covenant Default and shall continue thereafter until the Corporation’s Asset Coverage Ratio on two consecutive quarterly balance sheets (not including the balance sheet for the quarter in which the Financial Covenant Default occurs) is 2.0 or greater, upon which the Dividend Rate shall revert to the Stated Rate effective as of the day after the second balance sheet date.  When the Financial Covenant Default is cured and the Dividend Rate reverts to the Stated Rate, each future failure of the Corporation to comply with the Financial Covenant shall result in another Financial Covenant Default under this Section 4.3(i).

(j)           Information Rights.  During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation shall (i) transmit by mail to all holders of Series A Preferred Stock, as their names and addresses appear in the Corporation’s record books and without cost to such holders, copies of the annual reports and quarterly reports that the Corporation would have been required to file with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such sections (other than any exhibits that would have been required); and (ii) promptly upon written request, supply copies of such reports to any prospective holder of Series A Preferred Stock. The Corporation shall mail the reports to the holders of Series A Preferred Stock within 15 days after the respective dates by which the Corporation would have been required to file the reports with the SEC if the Corporation were then subject to Section 13 or 15(d) of the Exchange Act, assuming the Corporation is a “non-accelerated filer” in accordance with the Exchange Act.

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(k)           Record Holders.  The Corporation and the Transfer Agent shall deem and treat the record holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

(l)           Sinking Fund.  The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

(m)           Book Entry.  The Series A Preferred Stock shall be issued initially in the form of one or more fully registered global certificates (“Global Preferred Shares”), which shall be deposited on behalf of the purchasers represented thereby with the Transfer Agent, as custodian for a securities depositary (the “Depositary”) that is a clearing agency under Section 17A of the Exchange Act (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or its nominee, duly executed by the Corporation and authenticated by the Transfer Agent. The number of shares of Series A Preferred Stock represented by Global Preferred Shares may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary as hereinafter provided. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under these terms of the Series A Preferred Stock with respect to any Global Preferred Shares held on their behalf by the Depositary or by the Transfer Agent as the custodian of the Depositary or under such Global Preferred Shares, and the Depositary may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Preferred Shares for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Shares.

Section 4.4                      Common Stock.

(a)   The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote; provided, however, that except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the TBOC. Except as otherwise provided by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the shareholders, the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders.

(b)     Subject to the rights of the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor.

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(c)  In the event of any voluntary or involuntary winding-up or termination of the Corporation, after payment or provision for payment of the debts, liabilities and obligations of the Corporation and subject to the rights of the holders of shares of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

ARTICLE V
ORGANIZER

The name and mailing address of the incorporator is as follows:

Name	Address
Mitchell L. Griffith	Akin Gump Strauss Hauer & Feld, LLP 1700 Pacific Avenue, Suite 4100 Dallas, Texas 75201

ARTICLE VI
BOARD OF DIRECTORS

The number of directors constituting the Board shall be fixed by, or in the manner provided in, the Bylaws, provided that such number shall be no less than one (plus such number of directors as may be elected from time to time pursuant to the terms of any series of Preferred Stock that may be issued and outstanding from time to time), and, until changed in accordance with the manner prescribed in the Bylaws, shall be five.  The names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are duly elected and qualified are as follows:

Name	Address
Alan W. Barksdale	2515 McKinney Avenue, Suite 900 Dallas, Texas 75201
Randell K. Ford	2515 McKinney Avenue, Suite 900 Dallas, Texas 75201
David M. Heikkinen	2515 McKinney Avenue, Suite 900 Dallas, Texas 75201
Richard Y. Roberts	2515 McKinney Avenue, Suite 900 Dallas, Texas 75201
Paul N. Vassilakos	2515 McKinney Avenue, Suite 900 Dallas, Texas 75201

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ARTICLE VII
LIMITATION OF DIRECTOR LIABILITY;
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 7.1   Limitation of Director Liability.

No person who is or was a director of the Corporation shall be personally liable to the Corporation or any of its shareholders for monetary damages for an act or omission in such person’s capacity as a director of the Corporation, except to the extent such limitation or elimination of liability is not permitted by applicable law, as the same exists or hereafter may be changed.  Any repeal or amendment of this Section 7.1 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 7.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 7.2   Indemnification and Advancement of Expenses.

(a)   Each person who was or is a respondent or defendant or is threatened to be made a respondent or defendant, or testifies or otherwise participates, in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, or any inquiry or investigation that could lead to such an action, suit, or proceeding (any of the foregoing hereinafter called a “proceeding”), whether or not by or in the right of the Corporation, because such person is or was a director of the Corporation or, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, administrator, agent or similar functionary (a “representative”) of another foreign or domestic corporation, limited or general partnership, limited liability company, business trust, real estate investment trust, joint venture, joint stock company, cooperative, association, bank, insurance company, credit union, association, proprietorship, trust, employee benefit plan, other enterprise or other organization (each, an “organization”) (hereinafter a “Covered Director”) shall be indemnified by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be changed, against all judgments (including arbitration awards), court costs, penalties, excise and similar taxes, fines, settlements, reasonable attorneys’ fees and other reasonable expenses (all of the foregoing hereinafter referred to as “expenses”) actually incurred by such person in connection with such proceeding and such right to indemnification shall continue as to a person who has ceased to be a director or representative and shall inure to the benefit of his or her heirs, executors and administrators.  The right to indemnification conferred by this Section 7.2 shall be a contract right that shall fully vest at the time the Covered Director first assumes his or her position as a director of the Corporation.  It is expressly acknowledged that the indemnification provided in this Article VII could involve indemnification for negligence or under theories of strict liability.

(b)   The Corporation shall indemnify each person who was or is a respondent or defendant or threatened to be made a respondent or defendant, or testifies or otherwise participates, in any proceeding, whether or not by or in the right of the Corporation, because such person is or was an officer of the Corporation or, while an officer of the Corporation, is or was serving at the request of the Corporation as a representative of another organization (hereinafter a “Covered Officer” and together with a Covered Director, a “Covered Person”), to the same extent that the Corporation may indemnify and advance expenses to a director of the Corporation under the TBOC, and such right to indemnification shall continue as to a person who has ceased to be an officer or representative and shall inure to the benefit of his or her heirs, executors and administrators.

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(c)   In addition to the right to indemnification conferred in Section 7.2(a) or Section 7.2(b), as the case may be, a Covered Person shall also have the right to be paid or reimbursed by the Corporation the reasonable expenses incurred in defending, testifying or otherwise participating in any such proceeding, in advance of the final disposition of the proceeding (hereinafter an “advancement of expenses”) and without any determination as to the person’s ultimate entitlement to indemnification; provided, however, that, an advancement of expenses incurred by a Covered Person in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of a written affirmation by such person of such person’s good faith belief that he or she has met the standard of conduct necessary for indemnification under the TBOC and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall be ultimately determined by final judicial decision from which there is no further right to appeal that the Covered Person has not met that standard or that indemnification of the Covered Person against expenses incurred by such person in connection with that proceeding is prohibited by the TBOC.

(d)   The rights conferred on any Covered Person by this Section 7.2 shall not be exclusive of any other rights that any Covered Person may have or hereafter acquire under law, this Certificate, the Bylaws of the Corporation, an agreement, vote of shareholders or disinterested directors, or otherwise.

(e)   Any repeal or amendment of this Section 7.2 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 7.2, will, unless otherwise required by law, be prospective only (except to the extent such amendment, change in law or adoption permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(f)   This Section 7.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than Covered Persons.

ARTICLE VIII
SPECIAL MEETINGS OF SHAREHOLDERS

Except as otherwise required by applicable law, special meetings of shareholders, for any purpose or purposes, may be called only by (a) the Chairman of the Board or Chief Executive Officer of the Corporation, (b) the Board, or (c) holders of shares of the Corporation representing at least 25% of the voting power of the outstanding shares entitled to vote at the proposed special meeting.

ARTICLE IX
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation.  The Bylaws also may be adopted, amended, altered or repealed by the shareholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least 66⅔% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the shareholders to adopt, amend, alter or repeal the Bylaws.

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ARTICLE X
AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Certificate and the TBOC; and, except as set forth in Article VII, all rights, preferences and privileges herein conferred upon shareholders, directors or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article; provided, however, that, notwithstanding any other provision of this Certificate, and in addition to any other vote that may be required by law or any Preferred Stock Designation, the affirmative vote of the holders of at least 66⅔% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate inconsistent with the purpose and intent of, Article VI, Article VII, Article VIII, Article IX or this Article X.

* * * * *

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IN WITNESS WHEREOF, the incorporator of the Corporation hereto has caused this Certificate of Incorporation to be duly executed as of                                 , 2013.

By: _______________________________________________
Name: Mitchell L. Griffith
Title: Incorporator

Annex D

BYLAWS

OF

RED MOUNTAIN RESOURCES, INC.,

a Texas corporation

(the “Corporation”)

(Adopted as of __________, 2013)

BYLAWS

OF

RED MOUNTAIN RESOURCES, INC.

ARTICLE I.
OFFICES

Section 1.1   Registered Office.  The registered office of the Corporation within the State of Texas shall be located at the principal place of business of the Corporation in the State of Texas.

Section 1.2   Additional Offices.  The Corporation may, in addition to its registered office in the State of Texas, have such other offices and places of business, both within and outside the State of Texas, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II.
SHAREHOLDERS MEETINGS

Section 2.1   Annual Meetings.  The annual meeting of shareholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board in its sole discretion may determine, and such notice shall state, that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5.  At each annual meeting, the shareholders shall elect directors of the Corporation and transact such other business as may properly be brought before the meeting.

Section 2.2   Special Meetings.  Special meetings called by the Chairman of the Board, Chief Executive Officer or the Board shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board in its discretion may determine, and such notice shall state, that the meeting shall not be held at any place, but shall instead be held solely by means of remote communication pursuant to Section 9.5.  Special meetings called by shareholders shall be held at the place determined by the Board (or in the absence of the Board’s determination, at the Corporation’s principal place of business) and at such time and on such date as shall be determined by such shareholders (or, in the absence of such determination, by the Board) and stated in the notice of the meeting.

Section 2.3   Notices.  Notice of each shareholders meeting stating the place (unless the meeting is held solely by means of remote communication), date and time of the meeting and the means of any remote communications by which shareholders may be considered present and may vote at the meeting, shall be given in the manner permitted by Section 9.3 to each shareholder entitled to vote thereat by or at the direction of the President, Secretary or the officer or person or persons calling the meeting, not less than 10 nor more than 60 days before the date of the meeting.  If the notice is for a shareholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the notice of meeting (or any supplement thereto).  Any meeting of shareholders as to which notice has been given may be postponed, and any special meeting of shareholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.9(c)) given before the date previously scheduled for such meeting.

Section 2.4   Quorum.  Except as otherwise provided by applicable law or the Corporation’s Certificate of Formation, as the same may be amended or restated from time to time (the “Certificate of Formation”), the presence, in person or by proxy, at a shareholders meeting of the holders of shares of the Corporation representing a majority of the voting power of all outstanding shares of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting.  If a quorum shall not be present at any meeting of the shareholders, the shareholders represented in person or by proxy at the meeting may adjourn the meeting until such time and to such place, as may be determined by a vote of holders of a majority of the voting power of the shares represented in person or by proxy at the meeting and entitled to vote thereat, until a quorum is present.  Unless the determination of shareholders entitled to vote at such meeting has been made through the closing of the share transfer records and the stated period of closing has expired, notice need not be given of any such adjourned meeting if the date, time, place, if any, thereof, and the means of remote communication, if any, by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally noticed.  The shareholders present at a duly convened meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting.  Shares of its own capital stock owned by the Corporation or by any direct or indirect subsidiary (as defined in the Texas Business Organizations Code (as amended, the “TBOC”)) of the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such subsidiary to vote shares held or controlled by it in a fiduciary capacity or with respect to which it otherwise exercises voting power in a fiduciary capacity.

Section 2.5   Voting of Shares.

(a)   Voting Lists.  The Secretary shall prepare, or shall cause the officer or agent who has charge of the share transfer records of the Corporation to prepare, at least 11 days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address, the number and type of shares held by each shareholder, and the number of votes to which each shareholder is entitled if different from the number of shares held by such shareholder.  Such list shall be open to the examination of any shareholder, during usual business hours for a period of at least 10 days prior to such meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) at the registered office or principal executive office of the Corporation.  Nothing contained in this Section 2.5(a) shall require the Corporation to include any electronic contact information on the list.  If the Corporation determines to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that the information is available only to shareholders of the Corporation.  If the meeting is to be held at a place, then the list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting.  If a meeting of shareholders is to be held by means of remote communication as permitted by Section 9.5, the list shall be open to the examination of any shareholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided to the shareholders with the notice of meeting.  The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine the list required by this Section 2.5(a) or such share transfer records or to vote at any meeting of shareholders.

(b)   Manner of Voting.  At any shareholders meeting, any shareholder entitled to vote may vote in person or by proxy executed in writing by the shareholder.  The voting by shareholders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3).  Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder.  The Board, in its discretion, or the chairman of the meeting of shareholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

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(c)   Proxies.  Each shareholder entitled to vote at a meeting of shareholders may vote by proxy executed in writing by the shareholder, but no such proxy shall be voted or acted upon after 11 months from the date of its execution, unless otherwise provided in the proxy.  An electronic transmission (as defined in Section 9.3), by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for purposes of this Section 2.5(c).  Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder.  Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted.  Unless and until voted, every proxy will be revocable, except in those cases where an irrevocable proxy permitted by statute has been given.

(d)   Required Vote.  Subject to the rights of the holders of one or more series of preferred shares of the Corporation (“Preferred Shares”), voting separately by class or series, to elect directors pursuant to the terms of one or more class or series of Preferred Shares, the election of directors shall be determined by a plurality of the votes cast by the shareholders entitled to vote thereon and represented in person or by proxy at the meeting at which a quorum is present.  All other matters shall be determined by the affirmative vote of a majority of the votes that were voted for or against the matter cast by the shareholders entitled to vote thereon and represented in person or by proxy at the meeting at which a quorum is present, unless the matter is one upon which, by applicable law, the Certificate of Formation, these Bylaws or applicable stock exchange rules a different vote is required, in which case such provision shall govern and control the decision of such matter.

Section 2.6   Adjournments.  Any lawfully convened meeting of shareholders, annual or special, may be adjourned by the chairman of the meeting or by shareholders present and entitled to vote thereat, by a majority in voting power thereof, from time to time, to reconvene at the same or some other place.  Unless the determination of shareholders entitled to vote at any meeting of shareholders has been made through the closing of the share transfer records and the stated period of closing has expired, notice need not be given of any adjourned meeting if the date, time and place, if any, thereof, and the means of remote communication, if any, by which shareholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the shareholders may transact any business which might have been transacted at the meeting as originally noticed.

Section 2.7   Conduct of Meetings.  The chairman of each annual and special meeting of shareholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director), or in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board.  The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting.  The Board may adopt such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate.  Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of shareholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.  The secretary of each annual and special meeting of shareholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting.  In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

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Section 2.8   Action by Unanimous Consent of Shareholders in Lieu of Meeting.  Any action required to, or which may, be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken shall be signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent.

Section 2.9   Advance Notice for Business.

(a)   Annual Meetings of Shareholders.  No business may be transacted at an annual meeting of shareholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation (x) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.9(a) and who is entitled to vote  at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.9(a).  Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of shareholders.  Shareholders seeking to nominate persons for election to the Board must comply with Section 3.6, and this Section 2.9 shall not be applicable to nominations.

(i)   In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action.  Subject to Section 2.9(a)(iv), a shareholder’s notice to the Secretary with respect to such business, to be timely, must (x) comply with the provisions of this Section 2.9(a)(i) and (y) be timely updated by the times and in the manner required by the provisions of Section 2.9(a)(iii).  A shareholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the shareholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation.  The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice as described in this Section 2.9(a).

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(ii)   To be in proper written form, a shareholder’s notice to the Secretary with respect to any business (other than nominations) must set forth (A) as to each such matter such shareholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and any material interest in such business of such shareholder and any Shareholder Associated Person (as defined below), individually or in the aggregate, (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the text of the proposed amendment) and (3) the reasons for conducting such business at the annual meeting, (B) the name and address of the shareholder proposing such business, as they appear on the Corporation’s books, and the name and address of any Shareholder Associated Person, (C) the class or series and number of shares of capital stock of the Corporation that are owned of record or are directly or indirectly owned beneficially by such shareholder and by any Shareholder Associated Person, (D) any option, warrant, convertible security, stock appreciation right, swap or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder or by any Shareholder Associated Person and any other direct or indirect opportunity of such shareholder or any Shareholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (E) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which such shareholder or any Shareholder Associated Person has a right to vote any shares of the Corporation, (F) any short interest in any security of the Corporation held by such shareholder or any Shareholder Associated Person (for purposes of this Section 2.9 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (G) any rights owned beneficially by such shareholder or Shareholder Associated Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation, (H) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or any Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (I) any performance-related fees (other than an asset-based fee) that such shareholder or any Shareholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such shareholder’s or any Shareholder Associated Person’s immediate family sharing the same household, (J) a description of all agreements, arrangements or understandings (written or oral) between or among such shareholder, any Shareholder Associated Person or any other person or persons (including their names) in connection with the proposal of such business by such shareholder, (K) any other information relating to such shareholder and any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors (even if an election contest is not involved), or would be otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (L) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (M) a statement of whether such shareholder or any Shareholder Associated Person intends, or is part of a group that intends, to solicit proxies in connection with the proposal.

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(iii)   A shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.9(a) shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (x) in the case of the update and supplement required to be made as of the record date for the meeting, not later than five business days after such record date and (y) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof).

(iv)   The foregoing notice requirements of this Section 2.9(a) shall be deemed satisfied by a shareholder as to any proposal (other than nominations) if the shareholder has notified the Corporation of such shareholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such shareholder’s proposal has been included in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting.  No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.9(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.9(a) shall be deemed to preclude discussion by any shareholder of any such business.  If the Board or the chairman of the annual meeting determines that any shareholder proposal was not made in accordance with the provisions of this Section 2.9(a) or that the information provided in a shareholder’s notice does not satisfy the information requirements of this Section 2.9(a), such proposal shall not be presented for action at the annual meeting.  Notwithstanding the foregoing provisions of this Section 2.9(a), if the shareholder (or a qualified representative of the shareholder) does not appear at the annual meeting of shareholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(v)   In addition to the provisions of this Section 2.9(a), a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.  Nothing in this Section 2.9(a) shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b)   Special Meetings of Shareholders.  Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.6.

(c)   Definitions.  For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act; and “Shareholder Associated Person” shall mean for any shareholder (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

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ARTICLE III.
DIRECTORS

Section 3.1   Powers.  The business and affairs of the Corporation shall be managed under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Formation or by these Bylaws required to be exercised or done by the shareholders. Directors need not be shareholders or residents of the State of Texas.

Section 3.2   Number; Term.  The number of directors of the Corporation initially shall be five (5).  Thereafter the number of directors, other than those who may be elected by the holders of one or more series of Preferred Shares voting separately by class or series, may be determined from time to time by the Board but no decrease in such number shall have the effect of shortening the term of any incumbent director.  Except as otherwise provided in the Certificate of Formation, the directors shall be elected at the annual meeting of shareholders to hold office until the next succeeding annual meeting of shareholders.  Each director so elected shall hold office for the term for which such director is elected and until his or her successor shall have been elected and qualified, subject to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 3.3   Newly Created Directorships and Vacancies.  Newly created directorships resulting from an increase in the number of directors may be filled (a) by election at an annual or special meeting of shareholders called for that purpose or (b) by the Board; provided, that, with respect to any directorship so to be filled by the Board (i) such directorship shall be for a term of office continuing only until the next election of one or more directors by the shareholders, and (ii) the Board may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.  Any vacancies occurring in the Board resulting from death, resignation, retirement, disqualification, removal or other cause (other than an increase in the number of directors) may be filled (a) by election by shareholders at an annual or special meeting called for that purpose or (b) by the affirmative vote of a majority of the remaining directors though less than a quorum, and a director so chosen or elected shall hold office for the unexpired term of the director’s predecessor in office and until his or her successor is elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.  Notwithstanding the foregoing, except as otherwise provided in the Certificate of Formation, whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Formation, any vacancies in such directorships and any newly created directorships of such class, series or group to be filled by reason of an increase in the number of such directors may be filled only by (i) the affirmative vote of (A) a majority of the directors elected by such class, series or group, then in office, or (B) the sole remaining director so elected, or (ii) the vote of the holders of the outstanding shares of such class, series or group.

Section 3.4   Removal.  Except as otherwise provided in the Certificate of Formation, any or all of the directors may be removed from office at any time, with or without cause and only by the affirmative vote of holders of a majority of the shares then entitled to vote for the election of directors.

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Section 3.5   Compensation.  Unless otherwise restricted by the Certificate of Formation or these Bylaws, the Board shall have the authority to fix the compensation of directors.  The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as a director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Section 3.6   Advance Notice for Nomination of Directors.

(a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors by the shareholders of the Corporation.  Nominations of persons for election to the Board at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any shareholder of the Corporation (x) who is a shareholder of record on the date of the giving of the notice provided for in this Section 3.6 and who is entitled to vote in the election of directors at such meeting and (y) who complies with the notice procedures set forth in this Section 3.6.  Except as set forth in Section 3.6(i), the immediately preceding sentence shall be the exclusive means for a shareholder to make nominations of persons for election to the Board at any annual or special meeting of shareholders.

(b)   In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.  To be timely, a shareholder’s notice to the Secretary must (x) comply with the provisions of this Section 3.6(b) and (y) be timely updated by the times and in the manner required by the provisions of Section 3.6(e).  A shareholder’s notice must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation.  The public announcement of an adjournment or postponement of an annual meeting or special meeting shall not commence a new time period for the giving of a shareholder’s notice as described in this Section 3.6.

(c)   Notwithstanding anything in paragraph (b) to the contrary, if the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of shareholders, a shareholder’s notice required by this Section 3.6 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

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(d)   To be in proper written form, a shareholder’s notice to the Secretary must set forth (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned of record or are directly or indirectly owned beneficially by the person, (D) any Derivative Instrument directly or indirectly owned beneficially by such nominee and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice (A) the name and address of such shareholder as they appear on the Corporation’s books, and the name and address of any Shareholder Associated Person, (B) the class or series and number of shares of capital stock of the Corporation that are owned of record or directly or indirectly owned beneficially by such shareholder and any Shareholder Associated Person, (C) any Derivative Instrument directly or indirectly owned beneficially by such shareholder or Shareholder Associated Person and any other direct or indirect opportunity of such shareholder or any Shareholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which such shareholder or any Shareholder Associated Person has a right to vote any shares of the Corporation, (E) any short interest in any security of the Corporation held by such shareholder or any Shareholder Associated Person (for purposes of this Section 3.6 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights beneficially owned, directly or indirectly, by such shareholder or Shareholder Associated Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or any Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (H) any performance-related fees (other than an asset-based fee) that such shareholder or any Shareholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such shareholder’s or any Shareholder Associated Person’s immediate family sharing the same household, (I) a description of all agreements, arrangements or understandings (written or oral) between or among such shareholder, any Shareholder Associated Person, any proposed nominee or any other person or persons (including their names) pursuant to which the nomination or nominations are to be made by such shareholder, (J) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (K) any other information relating to such shareholder and any Shareholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (L) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder or any Shareholder Associated Person, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, and (M) a statement of whether such shareholder or any Shareholder Associated Person intends, or is part of a group that intends, to solicit proxies for the election of the proposed nominee.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.  With respect to each person, if any, whom the shareholder proposes to nominate for election to the Board, a shareholder’s notice must, in addition to the matters set forth above in this paragraph (d), also include a completed and signed questionnaire, representation and agreement required by Section 3.7 of these Bylaws.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

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(e)   A shareholder providing notice of a director nomination shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.6 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (x) in the case of the update and supplement required to be made as of the record date for the meeting, not later than five business days after such record date and (y) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof).  In addition, at the request of the Board, a proposed nominee shall furnish to the Secretary of the Corporation within ten days after receipt of such request such information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee, and if such information is not furnished within such time period, the notice of such director’s nomination shall not be considered to have been timely given for purposes of this Section 3.6.

(f)   If the Board or the chairman of the meeting of shareholders determines that any nomination was not made in accordance with the provisions of this Section 3.6, then such nomination shall not be considered at the meeting in question.

(g)   In addition to the provisions of this Section 3.6, a shareholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

(h)   Notwithstanding the foregoing provisions of this Section 3.6, if the shareholder (or a qualified representative of the shareholder) does not appear at the meeting of shareholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(i)   Nothing in this Section 3.6 shall be deemed to affect any rights of the holders of Preferred Stock to nominate and elect directors pursuant to the Certificate of Formation or the right of the Board to fill newly created directorships and vacancies on the Board pursuant to the Certificate of Formation.

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Section 3.7   Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 3.6 of these Bylaws or, in the case of a nomination made by or at the direction of the Board, in accordance with such time periods as the Board may from time to time prescribe) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, if elected as a director of the Corporation, will be and remain in compliance with all applicable policies and guidelines of the Corporation publicly disclosed from time to time, including, without limitation, those relating to corporate governance, conflict of interest, confidentiality, stock ownership and securities trading.

ARTICLE IV.
BOARD MEETINGS

Section 4.1   Annual Meetings.  The Board shall meet as soon as practicable after the adjournment of each annual shareholders meeting at the place of the annual shareholders meeting unless the Board (a) fixes another time and place or holds such meting solely by means of remote communication pursuant to Section 9.5 and (b) gives notice thereof in the manner required herein for special meetings of the Board.  No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2   Regular Meetings.  Regular meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.

Section 4.3   Special Meetings.  Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (unless the meeting is held solely by means of remote communication pursuant to Section 9.5) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request.  Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail.  If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting.  Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting.  Except as may be otherwise expressly provided by applicable law, the Certificate of Formation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.  A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

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Section 4.4   Quorum; Required Vote.  A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board, unless a different number or portion is required by law, the Certificate of Formation or these Bylaws.  If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5   Consent In Lieu of Meeting.  Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board or committee, as the case may be.  For purposes of this Section 4.5, an electronic transmission by a director consenting to an action to be taken and transmitted by the director is considered written and signed if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission.  Such signed consent shall have the same force and effect as a unanimous vote at a meeting, and shall be filed with the minutes of proceedings of the Board or committee.

Section 4.6   Organization.  The Board shall elect a Chairman of the Board from among the directors.  The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director), or in the absence (or inability or refusal to act of the Chief Executive Officer, or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board.  In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting.  In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V.
COMMITTEES OF DIRECTORS

Section 5.1   Establishment.  The Board may by resolution establish, name, fill vacancies in, change the membership of, or dissolve one or more committees, each committee to consist of one or more of the directors.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Section 5.2   Available Powers.  Any committee established pursuant to Section 5.1 hereof, to the extent provided by resolution of the Board or in the Certificate of Formation or the Bylaws, shall have and may exercise all of the powers and authority of the Board, subject to the limitations of applicable law.

Section 5.3   Alternate Members.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4   Procedures.  Unless the Board otherwise provides, the time, date and place, if any, and notice of meetings of a committee shall be determined by such committee.  At meetings of a committee, a majority of the number of members (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business.  The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of  Formation, these Bylaws or the Board.  If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.  Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.

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ARTICLE VI.
OFFICERS

Section 6.1   Officers.  The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a President, a Secretary and such other officers (including without limitation a Chief Financial Officer, a Treasurer, Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI.  Such officers shall also have such powers and duties as from time to time may be conferred by the Board.  The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation.  Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a)   Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board.  In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board.

(b)   President.  The President shall be the chief operating officer of the Corporation and shall, subject to the authority of the Chief Executive Officer and the Board, have general management and control of the day-to-day business operations of the Corporation and shall consult with and report to the Chief Executive Officer.  The President shall put into operation the business policies of the Corporation as determined by the Chief Executive Officer and the Board and as communicated to the President by the Chief Executive Officer and the Board.  The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer.  In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the shareholders and the Board.

(c)   Vice Presidents.  In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President.  Any one or more of the Vice Presidents may be given an additional designation of rank or function.

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(d)   Secretary.

(i)   The Secretary shall attend all meetings of the shareholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose.  The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the President.  The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary.  The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii)   The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, share transfer records, showing a record of the original issuance of shares and each transfer of those shares that have been presented to the Corporation for registration of transfer.  Such records shall contain the names of past and current shareholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(e)   Assistant Secretaries.  The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(f)   Treasurer.  The Treasurer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation which from time to time may come into the Treasurer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).  In the absence of a Treasurer, the Chief Financial Officer shall perform the duties and exercise the powers of the Treasurer.

(g)   Assistant Treasurers.  The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer and the Chief Financial Officer, perform the duties and exercise the powers of the Treasurer.

Section 6.2   Term of Office; Removal; Vacancies.  The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of shareholders.  All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.  Any officer may be removed, with or without cause, at any time by the Board but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment shall not of itself create contract rights.  Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides.  Any vacancy occurring in any elected office of the Corporation may be filled by the Board.  Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

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Section 6.3   Other Officers.  The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4   Multiple Officeholders; Shareholder and Director Officers.  Any two or more offices may be held by the same person, unless the Certificate of Formation or these Bylaws otherwise provide.  Officers need not be shareholders or residents of the State of Texas.

ARTICLE VII.
SHARE CERTIFICATES

Section 7.1   Certificates.  The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes and series of its shares shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Each certificate representing shares shall state upon the face thereof: (a) that the Corporation is organized under the laws of the State of Texas; (b) the name of the person to whom issued; (c) the number and class of shares and the designation of the series, if any, which such certificate represents; and (d) the par value of each share represented by such certificate, or a statement that the shares are without par value.  After issuing or transferring an uncertificated share, the Corporation shall notify the holder in writing of any information that is required by Section 7.1 and Section 7.2 of these Bylaws to be stated on a certificate representing the share, unless the information is included in the Certificate of Formation or the Bylaws and the holder of the uncertificated share is provided with a copy of the Certification of Formation and the Bylaws.

Section 7.2   Multiple Classes of Shares.

(a)   In the event the Corporation is authorized to issue shares of more than one class or series, each certificate representing shares issued by the Corporation shall conspicuously set forth on the face or back of the certificate (1) a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series to the extent they have been determined and the authority of the Board to make those determinations as to subsequent series or (2) that such a statement is set forth in the Certificate of Formation on file in the office of the Secretary of State of the State of Texas and the Corporation will furnish a copy of such statement to the record holder of the certificate without charge on written request to the Corporation at its principal place of business or registered office.  No requirement of this Section 7.2 shall apply to shares represented by a certificate outstanding when such requirement first becomes applicable to such certificates, but such requirement shall apply to all certificates thereafter issued whether in connection with an original issue of shares, a transfer of shares or otherwise.

(b)   In the event any restriction on the transfer, or registration of the transfer, of shares of the Corporation shall be imposed or agreed to by the Corporation, as permitted by law, or is otherwise contained in the Certificate of Formation or the Bylaws, each certificate representing shares so restricted (1) shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate, or (2) shall set forth such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate, or (3) shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and (A) that the Corporation will furnish to the record holder of the certificate without charge upon written request to the Corporation at its principal place of business a copy of the specified document, or (B) if such document is one required or permitted to be and has been filed under the TBOC with the Secretary of State of Texas, that such specified document is on file in the office of the Secretary of State of Texas and contains a complete statement of such restriction.

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Section 7.3   Signatures.  Each certificate representing shares of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President; and (b) the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant Secretary of the Corporation.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4   Issuance and Payment.  The Board may authorize shares to be issued for consideration consisting of any tangible or intangible benefit to the Corporation or other property of any kind or nature, including, cash, promissory notes, services performed, contracts for services to be performed, other securities of the Corporation, or securities of any other corporation, domestic or foreign, or other organization.  Shares may not be issued until the full amount of the consideration has been paid or delivered as required in connection with the authorization of the shares.  When such consideration shall have been paid or delivered the shares will be deemed to have been issued and the subscriber or shareholder entitled to receive such issue will be a shareholder with respect to such shares, and the shares will be considered fully paid and non-assessable.

Section 7.5   Lost, Destroyed or Wrongfully Taken Certificates.

(a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares if the owner:  (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements that may be imposed by the Corporation.

(b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6   Transfer of Shares.  If a certificate representing shares of the Corporation is presented to the Corporation with an indorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(a)   under the terms of the shares the person seeking registration is eligible to have the shares registered in such person’s name;

(b)   in the case of certificated shares, the certificate representing such shares has been surrendered;

(c)   (i) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (ii) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (iii) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

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(d)   the Corporation has received a guarantee of signature of the person signing such indorsement or instruction or such other reasonable assurance that the indorsement or instruction is genuine and authorized as the Corporation may request;

(e)   the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(f)   such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

Section 7.7   Registered Shareholders.  Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation shall be entitled to regard the person in whose name any shares of the Corporation are registered in the share transfer records of the Corporation at any particular time as the owner of those shares at that time for purposes of voting those shares, receiving distributions thereon, transferring those shares, receiving notices, exercising rights of dissent, exercising or waiving preemptive rights, if any, giving proxies with regard to those shares, or entering into agreements with respect to those shares, and neither the Corporation nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes.

Section 7.8   Effect of the Corporation’s Restriction on Transfer.

(a)   A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the TBOC and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder.

(b)   A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless:  (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares.

Section 7.9   Regulations.  The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares.  The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

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ARTICLE VIII.
INDEMNIFICATION

Section 8.1   Indemnification of Directors and Former Directors.  Each person who was or is a respondent or defendant or is threatened to be made a respondent or defendant, or testifies or otherwise participates, in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, or any inquiry or investigation that could lead to such an action, suit, or proceeding (any of the foregoing hereinafter called a “proceeding”), whether or not by or in the right of the Corporation, because such person is or was a director of the Corporation or, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, administrator, agent or similar functionary (a “representative”) of another foreign or domestic corporation, limited or general partnership, limited liability company, business trust, real estate investment trust, joint venture, joint stock company, cooperative, association, bank, insurance company, credit union, association, proprietorship, trust, employee benefit plan, other enterprise or other organization (each, an “organization”) (hereinafter a “Covered Director”) shall be indemnified by the Corporation to the fullest extent authorized or permitted by applicable law, as the same exists or may hereafter be changed, against all judgments (including arbitration awards), court costs, penalties, excise and similar taxes, fines, settlements, reasonable attorneys’ fees and other reasonable expenses (all of the foregoing hereinafter referred to as “expenses”) actually incurred by such person in connection with such proceeding and such right to indemnification shall continue as to a person who has ceased to be a director or representative and shall inure to the benefit of his or her heirs, executors and administrators.  It is expressly acknowledged that the indemnification provided in this Article VIII could involve indemnification for negligence or under theories of strict liability.

Section 8.2   Indemnification of Officers and Former Officers.  The Corporation shall indemnify each person who was or is a respondent or defendant or threatened to be made a respondent or defendant, or testifies or otherwise participates, in any proceeding, whether or not by or in the right of the Corporation, because such person is or was an officer of the Corporation or, while an officer of the Corporation, is or was serving at the request of the Corporation as a representative of another organization (hereinafter a “Covered Officer” and together with a Covered Director, a “Covered Person”), to the same extent that the Corporation may indemnify and advance expenses to a director of the Corporation under the TBOC, and such right to indemnification shall continue as to a person who has ceased to be an officer or representative and shall inure to the benefit of his or her heirs, executors and administrators.

Section 8.3   Right to Advancement of Expenses.  In addition to the right to indemnification conferred in Section 8.1 or Section 8.2, as the case may be, a Covered Person shall also have the right to be paid or reimbursed by the Corporation the reasonable expenses incurred in defending, testifying or otherwise participating in any such proceeding, in advance of the final disposition of the proceeding (hereinafter an “advancement of expenses”) and without any determination as to the person’s ultimate entitlement to indemnification; provided, however, that, an advancement of expenses incurred by a Covered Person in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of a written affirmation by such person of such person’s good faith belief that he or she has met the standard of conduct necessary for indemnification under the TBOC and a written undertaking (hereinafter an “undertaking”), by or on behalf of such person, to repay all amounts so advanced if it shall be ultimately determined by final judicial decision from which there is no further right to appeal (hereinafter, a “final adjudication”) that the Covered Person has not met that standard or that indemnification of the Covered Person against expenses incurred by such person in connection with that proceeding is prohibited by the TBOC.

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Section 8.4   Right of Indemnitee to Bring Suit.  If a claim under Section 8.1, Section 8.2 or Section 8.3 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit.  In (a) any suit brought by the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the TBOC.  Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, special legal counsel, or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, special legal counsel, or its shareholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit.  In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.5   Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Covered Persons.  Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any person who is or was serving at the request of the Corporation as a representative of another organization to the same extent that it may indemnify and advance expenses to Covered Persons under this Article VIII and to any such further extent as may be authorized or permitted by law.

Section 8.6   Non-Exclusivity of Rights.  The rights provided to a Covered Person pursuant to this Article VIII shall not be exclusive of any other right that any such person may have or hereafter acquire under any law (common or statutory), provision of the Certificate of Formation or these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise.

Section 8.7   Insurance and Other Arrangements.  The Corporation may, to the extent permitted by law, purchase and maintain insurance, create a trust fund, establish any form of self-insurance (including a contract to indemnify), secure its indemnity obligation by grant of a security interest or other lien on assets of the Corporation, establish a letter of credit guaranty or security arrangement, or establish and maintain any other arrangement (any of the foregoing hereinafter called an “arrangement”) on behalf of any person who is or was serving as a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a representative of another organization against any liability asserted against such person and incurred by such person in such a capacity or arising out of his or her status as such a person, whether or not the Corporation would have the power to indemnify such person against such liability.  If the insurance or other arrangement involves self-insurance or is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Company would not have the power to indemnify the person only if the insurance or arrangement has been approved by the shareholders.

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Section 8.8   Amendments.  Any repeal or amendment of this Article VIII by the Board or the shareholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.9   Certain Definitions.  For purposes of this Article VIII, (a) the Corporation shall be deemed to have requested a director or officer of the Corporation to serve as a representative of an employee benefit plan whenever the performance by such person of his or her duties to the Corporation also imposes duties on or otherwise involves services by such person to the plan or participants or beneficiaries of the plan, and (b) any action taken or omitted by a such a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is “not opposed to the best interests” of the Corporation for purposes of Section 8.001 of the TBOC.

Section 8.10   Contract Rights.  The rights provided to Covered Persons pursuant to this Article VIII (a) shall be contract rights based upon good and valuable consideration, pursuant to which a Covered Person may bring suit as if the provisions of this Article VIII were set forth in a separate written contract between the Covered Person and the Corporation, (b) shall fully vest at the time the Covered Person first assumes his or her position as a director or officer of the Corporation, (c) are intended to be retroactive and shall be available with respect to any act or omission occurring prior to the adoption of this Article VIII, (d) shall continue as to a Covered Person who has ceased to be a director or officer of the Corporation, and (e) shall inure to the benefit of the Covered Person’s heirs, executors and administrators.

Section 8.11   Severability.  If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever:  (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX.
MISCELLANEOUS

Section 9.1   Place of Meetings.  If the place of any meeting of shareholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

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Section 9.2   Closing Share Transfer Records and Fixing Record Dates.

(a)   In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board may (i) fix, in advance, a record date for any such determination of shareholders, which will not be more than 60 days and not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken or (ii) close the share transfer records for a stated period of not more than 60 days, which period in the case of determining shareholders entitled to notice of a meeting of shareholders shall include at least the 10 days immediately preceding the meeting.  In the absence of any action by the Board, the date on which a notice of meeting is mailed, or the date the Board adopts the resolution declaring such distribution or share dividend, as the case may be, will be the record date.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 9.2, such determination will be valid for any adjournment of said meeting except where such determination has been made through the closing of share transfer books and the stated period of closing has expired.

(b)   In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board may (unless a record date shall have previously been fixed or determined pursuant to Section 9.2(a) for that action) fix a record date, which record date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted by the Board.  If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation as and in the manner provided by Section 2.8.  If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting will be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 9.3   Means of Giving Notice.

(a)   Notice to Directors.  Whenever under applicable law, the Certificate of Formation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of electronic transmission if consented to by the director (and if specified by the director, only by the form of electronic transmission specified by the director), or (iii) by oral notice given personally or by telephone.  A notice to a director shall be deemed given as follows:  (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile transmission, when transmitted to a facsimile number provided by the director for the purpose of receiving notice, (v) if sent by electronic mail, when transmitted to an electronic mail address provided by the director for the purpose of receiving notice, (vi) if by posting on an electronic network, when posted on the electronic network and a message is sent to the director at the address provided by the director for the purpose of alerting the director of a posting or (vii) when communicated to the director by any other form of electronic transmission consented to by the director.  A director may revoke the director’s consent to notices being given by means of electronic transmission by delivering written notice of such revocation to the Corporation.  A director’s consent to notices being given to the director by means of electronic transmission will be deemed revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices and the Secretary or other person responsible for delivering the notice on behalf of the Corporation knows that the delivery of these two electronic transmissions was unsuccessful.  The inadvertent failure to treat the unsuccessful transmissions as a revocation of the director’s consent does not invalidate a meeting or other action.  An affidavit of the Secretary or such other agent of the Corporation that notice has been given by electronic transmission is, in the absence of fraud, prima facie evidence that notice was given.

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(b)   Notice to Shareholders.  Whenever under applicable law, the Certificate of Formation or these Bylaws notice is required to be given to any shareholder, such notice may be given (i) in writing and either delivered personally by hand or sent through the United States mail, or (ii) by means of electronic transmission if consented to by the shareholder (and if specified by the shareholder, only by the form of electronic transmission specified by the shareholder).  A notice to a shareholder shall be deemed given as follows:  (i) if given personally by hand delivery, when actually received by the shareholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the shareholder at the shareholder’s address appearing on the share transfer records of the Corporation, and (iii) if given by a form of electronic transmission consented to by the shareholder to whom the notice is given, (A) if sent by facsimile transmission, when transmitted to a facsimile number provided by the shareholder for the purpose of receiving notice, (B) if by electronic mail, when transmitted to an electronic mail address provided by the shareholder for the purpose of receiving notice, (C) if by a posting on an electronic network, when posted on the electronic network and a message is sent to the shareholder at the address provided by the shareholder for the purpose of alerting the shareholder of a posting and (D) when communicated to the shareholder by any other form of electronic transmission consented to by the shareholder.  A shareholder may revoke such shareholder’s consent to notices being given to the shareholder by means of electronic transmission by delivering written notice of such revocation to the Corporation.  A shareholder’s consent to notices being given by means of electronic transmission will be deemed revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the Secretary, any Assistant Secretary, the transfer agent of the Corporation, or another person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful.  The inadvertent failure to treat the unsuccessful transmissions as a revocation of a shareholder’s consent does not invalidate a meeting or other action.

(c)   Electronic Transmission.  “Electronic transmission” means a form of communication that:  (a) does not directly involve the physical transmission of paper; (b) creates a record that may be retained, retrieved, and reviewed by the recipient; and (c) may be directly reproduced in paper form by the recipient through an automated process.

Section 9.4   Waiver of Notice.  Whenever any notice is required to be given under applicable law, the Certificate of Formation or these Bylaws, a written waiver of such notice signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  The business to be transacted at a regular or special meeting of shareholders, directors or members of a committee of directors or the purpose of a meeting is not required to be specified in a written waiver of notice or a waiver by electronic transmission.  All such waivers shall be kept with the books of the Corporation.  Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

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Section 9.5   Meeting Attendance via Remote Communication Equipment.  Subject to such guidelines and procedures, if any, as the Board may adopt, meetings of shareholders, if authorized by the Board, meetings of directors, and meetings of members of any committee of the Board may be held by using conference telephone or similar communications equipment, or another suitable electronic communications system, including videoconferencing technology or the Internet, or any combination, if the telephone or other equipment or system permits all persons participating in the meeting to communicate with each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.  If voting is to take place at the meeting, the Corporation shall (a) implement reasonable measures to verify that each person considered present and permitted to vote at the meeting by means of remote communication is sufficiently identified, and (b) maintain a record of any vote or other action taken at the meeting.

Section 9.6   Distribution.  The Board may declare, and the Corporation may pay, distributions on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Formation.

Section 9.7   Reserves.  The Board may set apart out of the funds of the Corporation available for distributions a reserve or reserves for any proper purpose or purposes and may increase, decrease or abolish any such reserve.

Section 9.8   Contracts and Negotiable Instruments.  Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize.  Such authority may be general or confined to specific instances as the Board may determine.  The Chief Executive Officer, the President or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation.  Subject to any restrictions imposed by the Board, Chief Executive Officer, President or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9   Fiscal Year.  The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10  Seal.  The seal of the Corporation shall be in such form as shall from time to time be adopted by the Board.  The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11  Books and Records.  The Corporation shall keep books and records of account and minutes of the proceedings of its shareholders, Board, and committees of the Board and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, share transfer records consisting of a record of the original issuance of shares by the Corporation, a record of each transfer of shares that have been presented to the Corporation for registration of transfer, the names and addresses of all past shareholders of the Corporation and the number and class or series of shares issued by the Corporation held by each current and past shareholder.  The books, records and minutes may be in written paper form or another form capable of being converted into written paper form within a reasonable time.

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Section 9.12   Resignation.  Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary.  The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13   Surety Bonds.  Such officers, employees and agents of the Corporation (if any) as the Chief Executive Officer, the President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chief Executive Officer, the President or the Board may determine.  The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be maintained in the custody of the Secretary.

Section 9.14   Securities of Other Corporations.  Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President.  Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation or other entity in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation or other entity, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed.  The Board may from time to time confer like powers upon any other person or persons.

Section 9.15   Amendments.  The Board may amend or repeal these Bylaws, or adopt new bylaws except to the extent (i) such power shall be reserved exclusively to the shareholders in whole or part by the Certificate of Formation or the TBOC or (ii) the shareholders in amending, repealing or adopting a particular bylaw shall have expressly provided in such bylaw that the Board may not amend or repeal that bylaw.  Unless the Certificate of Formation or a bylaw adopted by the shareholders shall provide otherwise as to all or some portion of these Bylaws, the shareholders may amend, repeal, or adopt bylaws even though the bylaws may also be amended, repealed, or adopted by the Board.

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Annex E

SECTIONS 607.1301 ─ 607.1333 OF THE FLORIDA BUSINESS CORPORATION ACT

607.1301 Appraisal rights; definitions.—The following definitions apply to ss. 607.1302-607.1333:

(1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf.

(3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4) “Fair value” means the value of the corporation’s shares determined:

(a) Immediately before the effectuation of the corporate action to which the shareholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c) For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) “Shareholder” means both a record shareholder and a beneficial shareholder.

History.—s. 118, ch. 89-154; s. 21, ch. 2003-283; s. 2, ch. 2005-267.

607.1302 Right of shareholders to appraisal.—

(1) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(a) Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d) An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

History.—s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102; s. 22, ch. 2003-283; s. 1, ch. 2004-378; s. 3, ch. 2005-267.

607.1303 Assertion of rights by nominees and beneficial owners.—

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

History.—s. 23, ch. 2003-283.

607.1320 Notice of appraisal rights.—

(1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders’ meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

History.—s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102; s. 24, ch. 2003-283.

607.1321 Notice of intent to demand payment.—

(1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

History.—s. 25, ch. 2003-283; s. 7, ch. 2004-378.

607.1322 Appraisal notice and form.—

(1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder’s name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for the transaction.

4. Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation’s estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of ss. 607.1301-607.1333.

History.—s. 26, ch. 2003-283.

607.1323 Perfection of rights; right to withdraw.—

(1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

History.—s. 27, ch. 2003-283.

607.1324 Shareholder’s acceptance of corporation’s offer.—

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

History.—s. 28, ch. 2003-283.

607.1326 Procedure if shareholder is dissatisfied with offer.—

(1) A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

History.—s. 29, ch. 2003-283.

607.1330 Court action.—

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

History.—s. 2, ch. 2004-378.

607.1331 Court costs and counsel fees.—

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

History.—s. 30, ch. 2003-283; s. 98, ch. 2004-5.

607.1332 Disposition of acquired shares.—Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History.—s. 31, ch. 2003-283.

607.1333 Limitation on corporate payment.—

(1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder’s option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

History.—s. 32, ch. 2003-283.

Broadridge Financial Solutions, Inc
P. O. Box 1342
Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR all of the following nominees:

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1. Election of Directors
   Nominees

01 Alan W. Barksdale 02 Randell K. Ford 03 David M. Heikkinen 04 Richard Y. Roberts 05 Paul N. Vassilakos

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		1 year	2 years	3 years	Abstain
3	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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0000187184_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

RED MOUNTAIN RESOURCES, INC.
Annual Meeting of Shareholders
December 16, 2013 at 10:00 AM, local time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Alan W. Barksdale and Michael R. Uffman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of RED MOUNTAIN RESOURCES, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, local time, on December 16, 2013, at 2515 McKinney Avenue, Suite 900, Dallas, TX 75201, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000187184_2 R1.0.0.51160